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                                                                   Exhibit 10.11


                              EMPLOYMENT AGREEMENT

      THIS EMPLOYMENT AGREEMENT (herein the "Agreement") is made as of the 3rd day of April, 2000, by and between DAVE & BUSTER'S, INC. (the "Corporation") and James W. Corley (the "Employee").

                                    RECITALS

      A. The Corporation has offered continued employment to Employee for what it believes to be a reasonable compensation package in light of the required duties, responsibilities and restrictions. Employee has accepted such offer of continued employment subject to the terms set forth herein.

      B. The Corporation and Employee desire to set forth in writing the terms and conditions of their agreements and understandings with respect to the continued employment of Employee by the Corporation.

                                  AGREEMENT

      NOW, THEREFORE, for and in consideration of the mutual premises and the covenants and promises contained herein, as well as good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Corporation and Employee hereby agree as follows:

      1. Employment. The Corporation hereby employs, engages and hires Employee, and Employee hereby accepts such employment and agrees to such hiring and engagement, upon the terms and conditions hereinafter set forth.

      2. Duties. Employee shall be employed as Co-Chief Executive Officer and Chief Operating Officer of the Corporation for the entire term of his employment as set forth in this Agreement and shall faithfully and to the best of his abilities perform the following duties:

            2.1 Employee shall have supervisory and oversight responsibility for the Corporation. He shall have active management of the business and affairs of the Corporation. He shall see that all orders and resolutions of the Board of Directors of the Corporation (herein "Board of Directors") are carried into effect.

            2.2 Employee shall, when authorized by the Board of Directors, when required by law or when the ordinary conduct of the Corporation's business requires, execute, in the name of the Corporation, such contracts, documents, papers or instruments on behalf of the Corporation to further its operations and business interests.

            2.3 Employee shall perform such other duties and responsibilities as may be prescribed from time to time by the Board of Directors. Such other executive duties or


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responsibilities shall be consistent with the duties of the office of Co-Chief
Executive Officer and Chief Operating Officer.

Employee shall devote substantially all of his time and attention to the Corporation's business and affairs to carry out such responsibilities and shall not engage in any active management role or own, directly or indirectly, more than a ten percent (10%) interest in any other business activity except as authorized by the Board of Directors.

      3. Term. The initial term of the employment of Employee by the Corporation pursuant to this Agreement shall begin on the date hereof and shall continue for an initial period of one year, unless sooner terminated as hereinafter provided. Unless terminated as hereinafter provided, the term of this Agreement shall be continually renewed after the initial term on a rolling one year basis such that at any point in time there shall always be a period of one year remaining on the term of this Agreement.

      4. Compensation.

            4.1 Pre-termination. The Corporation shall pay Employee a salary (payable in accordance with the Corporation's usual payment practices, but not less frequently than monthly) for his services under this Agreement beginning at an annual rate from the date hereof of Four Hundred Thousand Dollars ($400,000.00). Employee's annual salary may not be decreased but may be adjusted upward at any time by the Board of Directors of the Corporation. Compensation to Employee hereunder shall be prorated for any partial employment period. Employee shall also participate in the executive incentive bonus plan and in any other bonus arrangement mutually agreed between Employee and Corporation.

            4.2 Post-termination. Upon each of the first ten (10) anniversary dates of the termination of this Agreement, Corporation shall pay to Employee, or Employee's estate in the event of Employee's death, the sum of One Hundred Thousand Dollars ($100,000.00). In exchange therefor, Employee, on behalf of himself and his heirs, grants to Corporation the right to use the personal identity of Employee in connection with the Corporation's marketing concept for such ten year period. The provisions of this Paragraph 4.2 shall be treated as if deleted from this Agreement if Employee's employment is terminated for Cause pursuant to Paragraph 7.3.

      5. Benefits. In addition to the compensation provided in Paragraph 4, Corporation shall provide Employee with the benefits described herein. The amounts provided are a minimum and shall not be reduced during the term hereof, but may be increased by the Board of Directors or the Compensation Committee appointed by the Board of Directors.

            5.1 Automobile. During the term of this Agreement, the Corporation shall provide an automobile allowance to Employee of Fifteen Thousand Dollars ($15,000.00) per fiscal year (with a pro rated amount for any partial fiscal year).


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            5.2 Vacations, Holidays, Etc. During the term of this Agreement,
Employee shall be entitled to six (6) weeks vacation per calendar year. Unused vacation periods may not be carried over to subsequent years.

            5.3 Health Insurance and Death Benefits. Employee shall be provided group medical and life insurance comparable to the standard medical and life insurance coverage afforded other senior executive officers of the Corporation. The Corporation shall also provide Employee with an allowance of Seven Thousand Five Hundred Dollars ($7,500.00) per fiscal year (with a pro rata amount for any partial fiscal year) for his use in purchasing additional insurance coverage for medical, dental, hospitalization and death benefits or in payment of any uninsured expenses or deductible payments not covered by the medical insurance provided hereunder.

            5.4 Disability Insurance. Employee shall be provided group disability insurance comparable to the standard disability insurance coverage afforded other senior executive officers of the Corporation. The Corporation shall also provide Employee with an allowance of Four Thousand Five Hundred Dollars ($4,500.00) per fiscal year (with a pro rated amount for any partial fiscal year) to purchase disability insurance.

            5.5 Reimbursement of Expenses. Upon submission of appropriate receipts and other documents, the Corporation shall reimburse Employee for the reasonable business expenses (other than automobile expenses) incurred by Employee in fulfilling his duties hereunder.

            5.6 Other Benefits. The Corporation shall provide to Employee such benefits, other than those benefits expressly provided for in this Agreement, which are generally made available to other senior executive officers of the Corporation.

      6. Non-Compete Agreement.

            6.1 Covenant. Employee agrees not to engage in or become an employee of or consultant or adviser of or have any direct or indirect interest in any other person, firm, corporation or other entity engaged in, any business activities directly competitive with the business of the Corporation or any of its subsidiaries or licensees during the term of his employment by the Corporation and for a period of six (6) months thereafter. The period of time under which the Employee is to be bound by this covenant is hereinafter referred to as the "Non-Compete Period". This restriction shall be applicable with respect to each and every county and metropolitan area in the United States and each country in which a licensee is located. Nothing contained in this Paragraph
6.1 shall restrict Employee from operating a restaurant and/or bar, provided, however, such restaurant and/or bar may not use or operate under any service mark or trade name similar to "Dave & Buster's".

            6.2 Employees. During the Non-Compete Period, Employee will not knowingly seek to induce any employee of the Corporation or any of its affiliates to leave his or her employment.


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      7. Termination. The employment of Employee hereunder shall terminate prior to the expiration of the term of employment set forth in Paragraph 3 above upon the happening of any one of the following events:

            7.1 Death. The death of Employee.

            7.2 Disability. The giving of written notice by the Corporation to Employee of the termination of the employment of Employee upon the disability of Employee. For purposes of this Paragraph, "disability of Employee" shall mean the inability of Employee, due to illness, accident or any other physical or mental incapacity, to perform the services provided for hereunder for a period of one hundred eighty (180) consecutive calendar days. The inability of Employee to perform the services provided for hereunder due to his illness, accident or any other physical or mental incapacity shall not constitute a basis for discharge under Paragraph 7.4 of this Agreement except to the extent there is also a basis for discharge under this Paragraph 7.2.

            7.3 Cause. The giving of written notice by the Corporation to Employee of the termination of the employment of Employee for cause. For purposes of this Paragraph, "cause" shall mean: (i) a material violation of Corporation policy or a material breach by the Employee of the Employee's obligations under Paragraph 2 (other than as a result of incapacity due to physical or mental illness) that is demonstrably willful and deliberate on the Employee's part, committed in bad faith or without reasonable belief that the action or inaction that constitutes such breach is in the best interests of the Corporation, and, if subject to being effectively remedied, is not remedied in a reasonable period of time after receipt of written notice from the Corporation specifying such breach or violation; or (ii) the conviction of the Employee of a felony involving moral turpitude. Upon Employee's termination pursuant to the foregoing provisions of this Paragraph 7, the Corporation shall promptly pay to Employee (or his estate, heirs or personal representatives), the full amount of his compensation and benefits accrued through the termination date.

            7.4 Without Cause. The Corporation may also terminate the employment of Employee hereunder for any other reason upon at least ninety (90) days written notice prior to the expiration of the initial term or any additional one year term provided in Paragraph 3; provided that upon Employee's termination by the Corporation for any reason other than those set forth in Paragraphs 7.1, 7.2, or 7.3, (a "Termination Without Cause"), the Corporation shall, until the Final Payment Date (as hereinafter defined) (i) continue to pay Employee his then current salary pursuant to Paragraph 4 and (ii) pay Employee the greater of: (a) the maximum bonus payable to Employee under the executive incentive plan in effect ninety days prior to such termination, or (b) sixty percent (60%) of the annual salary then in effect, and (iii) provide the benefits described in Paragraphs 5.1, 5.3 and 5.4 or their economic equivalent on a pre-tax basis. The Final Payment Date shall be two years after the date of such termination. Upon Employee's termination pursuant to this Subparagraph 7.4, the Corporation within thirty (30) days shall pay in a lump sum to Employee (or his estate, heirs or personal representative) the full amount of his compensation and benefits computed through the Final Payment Date.


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            7.5 Removal from Board of Directors. If, at any time during the term of this Agreement, Employee is removed from the Board of Directors of the Corporation or at the expiration of his term as a director is not renominated to serve as a director of the Corporation by the Board of Directors of the Corporation (or by any nominating committee of the Board of Directors), and the cause of such removal or failure to nominate is not the result of Employee's unwillingness to serve as a director of the Corporation or any reason set forth in Paragraphs 7.1, 7.2, or 7.3, then Employee may elect to terminate his employment hereunder and such termination shall be deemed a Termination Without Cause.

            7.6 By Employee. Employee may elect to terminate his employment hereunder at any time upon at least ninety (90) days written notice prior to the expiration of the initial term or any additional one year term provided in Paragraph 3.

      8. Return of Property. Each party shall promptly deliver to the other all of the other's property in its possession after termination of this Agreement.

      9. Previous Employment Agreement. The Employment Agreement dated June 16, 1995 between Employee and Corporation (the "Previous Employment Agreement") shall terminate upon effectiveness of this Agreement.

      10. Maintenance of Employee's Domicile. Employee shall not be required to relocate his personal residence in order to fulfill his duties under this Agreement without his prior consent. If the Corporation requires Employee to relocate his personal residence without the consent of Employee, Employee may terminate his employment hereunder and such termination shall be deemed a Termination Without Cause.

      11. Damages and Irreparable Injury. In the event of a breach of this Agreement by either the Corporation or Employee resulting in damages to the other party, that party may recover from the party breaching the Agreement any and all damages that may be sustained. In the event of a breach of Paragraphs 6 or 12, Employee acknowledges that such a breach may result in irreparable injury and damage to the Corporation that would be difficult, if not impossible, to determine with certainty and specificity, that the Corporation would have no adequate remedy at law therefor and that the Corporation may thereupon (a) obtain such preliminary, temporary or permanent mandatory or restraining injunctions, orders or decrees as are necessary to protect the Corporation against, or on account of, any such breach and (b) obtain any other relief against Employee (including damages) as may be provided by law or in equity.

      12. Confidential Information. The Employee shall hold in a fiduciary capacity for the benefit of the Corporation all secret or confidential information, knowledge or data relating to the Corporation or any of its affiliated companies, and their respective businesses, which shall have been obtained by the Employee during the Employee's employment by the Corporation or any of its affiliated companies and which shall not be or have become public knowledge (other than by acts by the Employee or representatives of the Employee in violation of this Agreement). After termination


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of the Employee's employment with the Corporation, the Employee shall not, without the prior written consent of the Corporation or as may otherwise be required by law or legal process, communicate or divulge any such information, knowledge or data to anyone other than the Corporation and those designated by it. In no event shall an asserted violation of the provisions of this Paragraph 12 constitute a basis for deferring or withholding any amounts otherwise payable to the Employee under this Agreement.

      13. Indemnity of Employee. The Corporation shall indemnify and hold Employee harmless for all losses, claims, damages, causes of action and judgments (herein "Losses") sustained by Employee as a direct result of the discharge of his duties required by this Agreement; provided, however, such indemnification shall not cover Losses sustained by Employee as a result of Employee's gross negligence, willful misconduct, fraud or dishonesty.

      14. Miscellaneous.

            14.1 Waiver. The waiver by either party of a breach of any provision of this Agreement shall not operate as or be construed as a waiver of any subsequent breach thereof.

            14.2 Headings. Headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

            14.3 Counterpart Execution. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute but one and the same instrument.

            14.4 Assignment. Neither this Agreement, nor any of the rights or obligations of either party hereunder, may be assigned in whole or in part, except with the written consent of the other party; provided, however, that all or any part of the Corporation's right and obligations hereunder may be assigned by the Corporation without the consent of Employee to any affiliate or, if the business or assets of the Corporation are sold to a third party, to such third party, subject to the rights of Employee set forth herein above concerning Employee's option for termination.

            14.5 Attorney's Fees and Costs. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorney's fees, costs, and necessary disbursements in addition to any other relief to which he may be entitled.

            14.6 Invalid Provision. If a court of competent jurisdiction determines that any restriction contained in this Agreement is void, illegal or unenforceable, the other provisions shall remain in full force and effect and the provision held to be void, illegal or unenforceable shall be limited so that it shall remain in effect to the extent permissible by law.


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            14.7 Modification. No modification, amendment, change or discharge of any term or provision of this Agreement shall be valid or binding unless the same is in writing and signed by all the parties hereto.

            14.8 Entire Agreement. Except as otherwise provided in this Subparagraph 14.8, this Agreement constitutes the entire agreement and understanding of the parties on the subject hereof and supersede all prior written and/or oral agreements, representations and understandings related to the subject matter hereof.

This Agreement is entered into at the same time as an agreement styled Executive Retention Agreement ("ERA") between Corporation and Employee. Under the terms of the ERA, the ERA becomes effective upon a "Change of Control" as that term is defined in the ERA. Once the ERA becomes effective and until such time as it ceases to be effective, the ERA shall have precedence over this Agreement in defining the rights and duties of Corporation and Employer; provided, further for clarification, it is not intended that Employee will receive duplicate economic benefits during the time the ERA is effective. The terms of this Agreement not inconsistent with the ERA, including, but not limited to the provisions of Subparagraph 4.2, shall continue to apply. After the ERA ceases to be effective, all terms of this Agreement shall again be effective, unless this Agreement is otherwise terminated.

            14.9 Notice. Any notice which either party may wish to give to the other party hereunder shall be deemed to have been given when delivered personally or by commercial courier or three days after being deposited in the mail, certified and with proper postage prepaid, if addressed as follows:

            To the Corporation:

            Dave & Buster's, Inc.
            2481 Manana Drive
            Dallas, TX   75220
            Attn.:  General Counsel

            To Employee:

            James W. Corley
            5922 Colhurst Street
            Dallas, TX   75230

or to such other address as the parties may designate for themselves from time to time by written notice to the other party given in the aforesaid manner.


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            14.10 Binding Effect. The provisions hereof shall be binding upon and shall inure to the benefit of Employee, his heirs and personal representatives.

            14.11 Affiliate. The term "affiliate" or "affiliates" as used herein shall mean any person, partnership or entity which, directly or indirectly through one or more intermediaries, is controlled by, controls, or is under common control with the person or entity specified.

            14.12 Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas, without reference to principles of conflict of laws.

      EXECUTED this ____ day of May, 2000.

                              THE CORPORATION:

                              DAVE & BUSTER'S, INC., a Missouri corporation

                              By:   ____________________________________
                              Name: ____________________________________
                              Title:____________________________________



                              EMPLOYEE:

                              ___________________________________________
                              Name: James W. Corley


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
                          EXECUTIVE RETENTION AGREEMENT

                                TABLE OF CONTENTS

Section                                                                   Page
-------                                                                   ----
      Table of Contents.............................................       1
1.    Certain Definitions...........................................       2
2.    Control.......................................................       3
3.    Employment Period.............................................       6
4.    Terms of Employment...........................................       7
5.    Termination of Employment.....................................      12
6.    Obligations of the Company upon Termination...................      16
7.    Non-exclusivity of Rights.....................................      20
8.    Full Settlement; Resolution of Disputes.......................      21
9.    Limitation on Termination Payment.............................      24
10.   Confidential Information......................................      26
11.   Successors....................................................      27
12.   Miscellaneous.................................................      28


Executive Retention Agreement       Page 1
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                          EXECUTIVE RETENTION AGREEMENT

     AGREEMENT by and between Dave & Buster's, Inc. (the "COMPANY"), and James
W. Corley, (the "EXECUTIVE"), dated as of the 3rd day of April, 2000.

     The Compensation Committee of the Company, (the "COMMITTEE"), has determined that it is in the best interests of the Company and its owners to assure that the Company will have the continued dedication of the Executive, notwithstanding the possibility, threat or occurrence of a Change of Control (as defined in Section 2) of Dave & Buster's, Inc. (the "CORPORATION"). The Committee believes it is imperative to minimize distraction of the Executive resulting from personal uncertainties and risks created by a pending or threatened Change of Control, to encourage the Executive's full attention and dedication to the Company currently and in the event of any threatened or pending Change of Control, and to provide the Executive with compensation and benefits arrangements upon a Change of Control that satisfy the compensation and benefits expectations of the Executive and are competitive with those of other corporations. Therefore, in order to accomplish these objectives, the Committee has caused the Company to enter into this Agreement.

     NOW, THEREFORE, IT IS HEREBY AGREED AS FOLLOWS:

     1. Certain Definitions.

           (a) The "EFFECTIVE DATE" shall mean the first date during the Change of Control Period (as defined in Section 1(b)) on which a Change of Control occurs. Anything in this Agreement to the contrary notwithstanding, if a Change of Control occurs and if the Executive's employment with the Company is terminated by the Company within ninety (90) days prior to the date on which the Change of Control occurs, then for all purposes of this


Executive Retention Agreement       Page 2

Agreement the "EFFECTIVE DATE" shall mean the date immediately prior to the date of such termination of employment.

           (b) The "CHANGE OF CONTROL PERIOD" shall mean the period commencing on the date hereof and ending on the third anniversary of such date; provided, however, that commencing on the date one year after the date hereof, and on each annual anniversary of such date (such date and each annual anniversary thereof shall be hereinafter referred to as the "RENEWAL DATE"), the Change of Control Period shall be automatically extended so as to terminate three years from such Renewal Date, unless at least 60 days prior to the Renewal Date the Company shall give notice to the Executive that the Change of Control Period shall not be so extended.

     2. Control. For the purpose of this Agreement, a "CHANGE OF CONTROL" shall mean:

           (a) Acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT")) (a "PERSON") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 30% or more of either (i) the then outstanding shares of common stock of the Corporation (the "OUTSTANDING COMMON STOCK") or (ii) the combined voting power of the then outstanding voting securities of the Corporation entitled to vote generally in the election of its directors (the "OUTSTANDING VOTING SECURITIES"); provided, however, that the following acquisitions shall not constitute a Change of
Control: (i) any acquisition directly from the Corporation (excluding an acquisition by virtue of the exercise of a conversion privilege), (ii) any acquisition by the Corporation, (iii) any acquisition


Executive Retention Agreement       Page 3
by any employee benefit plan (or related trust) sponsored or maintained by the Corporation or any corporation controlled by the Corporation or (iv) any acquisition by any corporation pursuant to a reorganization, merger or consolidation, if, following such reorganization, merger or consolidation, the conditions described in clauses (i), (ii) and (iii) of subsection (c) of this
Section 2 are satisfied; or

           (b) Individuals who, as of the date hereof, constitute the Board of Directors of the Corporation (the "INCUMBENT BOARD") cease for any reason to constitute at least a majority of the Board of Directors said Corporation (the "BOARD"); provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Corporation's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14.A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

           (c) Approval by the shareholders of the Corporation of a reorganization, merger or consolidation, in each case, unless, following such reorganization, merger or consolidation, (i) more than 50% of the then outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation and more than 50% of the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or


Executive Retention Agreement       Page 4
indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Common Stock and Outstanding Voting Securities immediately prior to such reorganization, merger or consolidation in substantially the same proportions as their ownership immediately prior to such reorganization, merger or consolidation, of the Outstanding Common Stock and Outstanding Voting Securities, as the case may be;
(ii) no Person (excluding the Corporation, any employee benefit plan (or related trust) of the Corporation or such corporation resulting from such reorganization, merger or consolidation and any Person beneficially owning, immediately prior to such reorganization, merger or consolidation, directly or indirectly, 30% or more of the Outstanding Common Stock or Outstanding Voting Securities, as the case may be) beneficially owns, directly or indirectly, 30% or more of the then outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation or the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors; and (iii) at least a majority of the members of the board of directors of the corporation resulting from such reorganization, merger or consolidation were members of the Incumbent Board at the time of the execution of the initial agreement providing for such reorganization, merger or consolidation; or

           (d) Approval by the shareholders of the Corporation of (i) a complete liquidation or dissolution of the Corporation or (ii) the sale or other disposition of all or substantially all of the assets of the Corporation, other than to a corporation with respect to which, following such sale or other disposition, (A) more than 50% of the then outstanding shares of common stock of such corporation and more than 50% of the combined voting


Executive Retention Agreement       Page 5
power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Common Stock and Outstanding Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership immediately prior to such sale or other disposition of the Outstanding Common Stock or Outstanding Voting Securities, as the case may be; (B) no Person (excluding the Corporation and any employee benefit plan (or related trust) of the Corporation or such corporation and any Person beneficially owning, immediately prior to such sale or other disposition, directly or indirectly, 30% or more of the Outstanding Common Stock or Outstanding Voting Securities, as the case may be) beneficially owns, directly or indirectly, 30% or more of the then outstanding shares of common stock of such corporation or 30% or more of the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors; and (C) at least a majority of the members of the board of directors of such corporation were members of the Incumbent Board at the time of the execution of the initial agreement or action of the Board providing for such sale or other disposition of assets of the Corporation.

     3. Employment Period. The Company hereby agrees to continue the Executive in its employ, and the Executive hereby agrees to remain in the employ of the Company, in accordance with the terms and provisions of this Agreement, for the period commencing on the Effective Date and ending on the first anniversary of such date (the "EMPLOYMENT PERIOD"). Employment by one or more of the affiliated companies, as hereinafter defined, shall be


Executive Retention Agreement       Page 6
considered employment by the Company.

     4. Terms of Employment.

           (a) Position and Duties.

                 (i) During the Employment Period, (A) the Executive's position (including status, offices, titles and reporting requirements), authority, duties and responsibilities shall be consistent in all material respects with the most significant of those held, exercised or assigned at any time during the 90-day period immediately preceding the Effective Date and (B) the Executive's services shall be performed at the location where the Executive was employed immediately preceding the Effective Date or any office that is the headquarters of the Company and is less than 25 miles from such location.

                 (ii) During the Employment Period, and excluding any periods of vacation and sick leave to which the Executive is entitled, the Executive agrees to devote reasonable attention and time during normal business hours to the business and affairs of the Company and, to the extent necessary to discharge the responsibilities assigned to the Executive hereunder, to use the Executive's reasonable best efforts to perform faithfully and efficiently such responsibilities. During the Employment Period it shall not be a violation of this Agreement for the Executive to (A) serve on corporate, civic or charitable boards or committees, (B) deliver lectures, fulfill speaking engagements or teach at educational institutions and (C) manage personal investments, so long as such activities do not significantly interfere with the performance of the Executive's responsibilities to the Company. It is expressly understood and agreed that to the extent that any such activities have been conducted by the Executive prior to the Effective Date, the continued conduct of such


Executive Retention Agreement       Page 7
activities (or the conduct of activities similar in nature and scope thereto) subsequent to the Effective Date shall not hereafter be deemed to interfere with the performance of the Executive's responsibilities to the Company.

           (b) Compensation.

                 (i) Base Salary. During the Employment period, the Executive shall receive an annual base salary ("ANNUAL BASE SALARY"), which shall be paid in equal installments on a monthly basis, at least equal to twelve times the highest monthly base salary paid or payable to the Executive by the Company and its affiliated companies during the twelve-month period immediately preceding the month in which the Effective Date occurs. During the Employment Period, the Annual Base Salary shall be reviewed at least annually and shall be increased at any time and from time to time as shall be substantially consistent with increases in base salary generally awarded in the ordinary course of business to other peer executives of the Company and its affiliated companies. Any increase in Annual Base Salary shall not serve to limit or reduce any other obligation to the Executive under this Agreement. Annual Base Salary shall not be reduced after any such increase and the term Annual Base Salary as utilized in this Agreement shall refer to Annual Base Salary as so increased. As used in this Agreement, the term "AFFILIATED COMPANIES" shall include any company controlled by, controlling or under common control with the Company.

                 (ii) Annual Bonus. In addition to Annual Base Salary, the Executive shall be awarded, for each fiscal year ending during the Employment Period, an annual bonus (the "ANNUAL BONUS") in cash at least equal to the greater of: (a) the maximum bonus that the Executive could have been paid pursuant to the executive incentive bonus plan in effect


Executive Retention Agreement       Page 8
ninety (90) days prior to the Effective Date and (b) sixty percent (60%) of the Annual Base Salary then in effect. Each such Annual Bonus shall be paid no later than the end of the third month of the fiscal year next following the fiscal year for which the Annual Bonus is awarded, unless the Executive shall elect to defer the receipt of such Annual Bonus.

                 (iii) Special Bonus. In addition to Annual Base Salary and Annual Bonus payable as herein above provided, if the Executive remains employed with the Company and its affiliated companies through the first anniversary of the Effective Date, the Company shall pay to the Executive a special bonus (the "SPECIAL BONUS") in recognition of the Executive's services during the crucial one-year transition period following the Change of Control. Such Special Bonus shall be an amount in cash equal to the sum of (A) the Executive's Annual Base Salary and (B) the Annual Bonus paid or payable, including by reason of any deferral, to the Executive (and annualized for any fiscal year consisting of less than twelve full months or for which the Executive has been employed for less than twelve full months) for the most recently completed fiscal year during the Employment Period. The Special Bonus shall be paid no later than 30 days following the first anniversary of the Effective Date.

                 (iv) Incentive, Savings and Retirement Plans. During the Employment Period, the Executive shall be entitled to participate in all incentive, savings and retirement plans, practices, policies and programs applicable generally to other peer executives of the Company and its affiliated companies. Such plans, practices, policies and programs shall provide the Executive with incentive opportunities (measured with respect to both regular and special incentive opportunities, if any), savings opportunities and retirement benefit


Executive Retention Agreement       Page 9
opportunities, in each case, as favorable as the most favorable of those provided by the Company and its affiliated companies for the Executive under such plans, practices, policies and programs as in effect at any time during the 90-day period immediately preceding the Effective Date or, if more favorable to the Executive, those provided generally at any time after the Effective Date to other peer executives of the Company and its affiliated companies.

                 (v) Welfare Benefit Plans. During the Employment Period, the Executive and/or the Executive's family, as the case may be, shall be eligible for participation in and shall receive all benefits under welfare benefit plans, practices, policies and programs provided by the Company and its affiliated companies (including, without limitation, medical, prescription, dental, disability, salary continuance, employee life, group life, accidental death and travel accident insurance plans and programs) to the extent applicable generally to other peer executives of the Company and its affiliated companies. Such plans, practices, policies and programs shall provide the Executive with benefits that are, in each case, as favorable, as the most favorable of such plans, practices, policies and programs in effect for the Executive at any time during the 90-day period immediately preceding the Effective Date or, if more favorable to the Executive, those provided generally at any time after the Effective Date to other peer executives of the Company and its affiliated companies.

                 (vi) Expenses. During the Employment Period, the Executive shall be entitled to receive prompt reimbursement for all reasonable employment expenses incurred by the Executive in accordance with the most favorable policies, practices and procedures of the Company and its affiliated companies in effect for the Executive at any time during the 90- day period immediately preceding the Effective Date or, if more favorable to the Executive, as in


Executive Retention Agreement       Page 10
effect generally at any time thereafter with respect to other peer executives of the Company and its affiliated companies.

                 (vii) Fringe Benefits. During the Employment Period, the Executive shall be entitled to fringe benefits in accordance with the most favorable plans, practices, programs and policies of the Company and its affiliated companies in effect for the Executive at any time during the 90-day period immediately preceding the Effective Date, or if more favorable to the Executive, as in effect generally at any time thereafter with respect to other peer executives of the Company and its affiliated companies.

                 (viii) Office and Support Staff. During the Employment Period, the Executive shall be entitled to an office or offices of a size and with furnishings and other appointments, and to exclusive personal secretarial and other assistance, at least equal to the most favorable of the foregoing provided to the Executive by the Company or its affiliated companies at any time during the 90-day period immediately preceding the Effective Date or, if more favorable to the Executive, as provided generally at any time thereafter with respect to other peer executives of the Company and its affiliated companies.

                 (ix) Vacation. During the Employment Period, the Executive shall be entitled to paid vacation in accordance with the most favorable plans, policies, programs and practices of the Company and its affiliated companies as in effect for the Executive at any time during the 90-day period immediately preceding the Effective Date or, if more favorable to the Executive, as in effect generally at any time thereafter with respect to other peer executives of the Company and its affiliated companies.


Executive Retention Agreement       Page 11

     5.    Termination of Employment.

           (a) Death or Disability. The Executive's employment shall terminate automatically upon the Executive's death during the Employment Period. If the Company determines in good faith that the Disability of the Executive has occurred during the Employment Period (pursuant to the definition of Disability set forth below), it may give to the Executive written notice in accordance with
Section 12(b) of its intention to terminate the Executive's employment. In such event, the Executive's employment with the Company shall terminate effective on the 30th day after receipt of such notice by the Executive (the "DISABILITY EFFECTIVE DATE"), provided that, within the 30 days after such receipt, the Executive shall not have returned to full-time performance of the Executive's duties. For purposes of this Agreement, "DISABILITY" shall mean the absence of the Executive from the Executive's full-time duties with the Company for 180 consecutive calendar days as a result of incapacity due to mental or physical illness that is determined to be total and permanent by a physician selected by the Company or its insurers and acceptable to the Executive or the Executive's legal representative (such agreement as to acceptability not to be withheld unreasonably).

           (b) Cause. The Company may terminate the Executive's employment during the Employment Period for Cause. For purposes of this Agreement, "CAUSE" shall be determined by the Committee in exercise of good faith and reasonable judgment and shall mean (i) a material violation of Company policy or a material breach by the Executive of the Executive's obligations under Section 4(a) (other than as a result of incapacity due to physical or mental illness) that is demonstrably willful and deliberate on the Executive's part, committed


Executive Retention Agreement       Page 12
in bad faith or without reasonable belief that the action or inaction that constitutes such breach is in the best interests of the Company, and, if subject to being effectively remedied, is not remedied in a reasonable period of time after receipt of written notice from the Company specifying such breach or violation ("NOTE OF BREACH"); or (ii) the conviction of the Executive of a felony involving moral turpitude.

     If Company delivers a Notice of Breach to Executive describing the situation to be remedied and Executive fails to remedy such violation or breach within a reasonable period of time (as determined in the Notice of Breach), a Notice of Termination delivered to the Executive subsequent to the Notice of Breach shall become effective retroactively back to the date of delivery of the Notice of Breach to the Executive.

           (c) Good Reason. The Executive's employment may be terminated during the Employment Period by the Executive for Good Reason. For purposes of this Agreement, "GOOD REASON" shall mean, without the Executive's express written consent, the occurrence of any one or more of the following:

                 (i) the assignment to the Executive of any duties, authority or responsibilities materially inconsistent with the Executive's position (including status, offices, titles and reporting requirements), authority, duties or responsibilities with the most significant of those held, exercised or assigned at any time during the 90-day period immediately preceding the Effective Date (excluding those duties that are only for the purpose of effecting the Change of Control) or any other action by the Company that results in a diminution in such position, authority, duties or responsibilities, excluding for this purpose an isolated action that is insubstantial or inadvertent and that is remedied by the Company promptly after receipt of


Executive Retention Agreement       Page 13
notice thereof given by the Executive;

                 (ii) any failure by the Company to comply with any of the provisions of Section 4(b), other than an isolated failure that is insubstantial or inadvertent failure and that is remedied by the Company promptly after receipt of notice thereof given by the Executive;

                 (iii) the Company's requiring the Executive to be based at any office or location other than that described in Section 4(a)(i)(B);

                 (iv) any purported termination by the Company of the Executive's employment otherwise than as expressly permitted by this Agreement;

                 (v) any failure by the Company to obtain a satisfactory agreement from any successor to the Company to assume and agree to perform the Company's obligations under this Agreement, as contemplated in Section 11(c) herein;

                 (vi) the Company requiring the Executive to engage in excessive travel in comparison to travel required during the 90-day period immediately preceding the Effective Date; or

                 (vii) a substantial change in organizational reporting relationships as compared to the 90-day period immediately preceding the Effective Date that will have a significant impact on the status, offices, titles and reporting requirements of the Executive.

     The Executive's continued employment shall not constitute consent to, or a waiver of rights with respect to, any circumstance constituting Good Reason.

           (d) Notice of Termination. Any termination by the Company for Cause, or by the Executive for Good Reason, shall be communicated by Notice of Termination to the other party hereto given in accordance with Section 12(b). For purposes of this Agreement, a


Executive Retention Agreement       Page 14

"NOTICE OF TERMINATION" means a written notice that (i) indicates the specific termination provision in this Agreement relied upon, (ii) to the extent applicable sets forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Executive's employment under the provision so indicated and (iii) if the Date of Termination (as defined below) is other than the date of receipt of such notice, specifies the termination date of such notice. The failure by the Executive or the Company to set forth in the Notice of Termination any fact or circumstance that supports a showing of Good Reason or Cause shall not waive any right of the Executive or the Company hereunder or preclude the Executive or the Company from later asserting such fact or circumstance in enforcing the Executive's or the Company's rights hereunder. The Company may not terminate the Executive's employment for Cause after the Executive has delivered a Notice of Termination for Good Reason; nor may the Executive terminate employment with Company for Good Reason after Company has delivered a Notice of Termination to the Executive.

           (e) Date of Termination. "DATE OF TERMINATION" means (i) if the Executive's employment is terminated by the Company for Cause or by the Executive for Good Reason, the date of receipt of the Notice of Termination or any later date specified therein, as the case may be; (ii) if the Executive's employment is terminated by the Company other than for Cause or Disability, the date on which the Company notifies the Executive of such termination; and (iii) if the Executive's employment is terminated by reason of death or Disability, the date of death of the Executive or the Disability Effective Date, as the case may be.


Executive Retention Agreement       Page 15

     6. Obligations of the Company upon Termination.

           (a) Good Reason; Other than for Cause, Death or Disability. If, during the Employment Period, the Company shall terminate the Executive's employment other than for Cause or Disability or the Executive shall terminate employment for Good Reason:

                 (i) The Company shall pay to the Executive in a lump sum in cash within 30 days after the Date of Termination the aggregate of the following amounts:

                       A. The sum of (1) the Executive's Annual Base Salary through the Date of Termination to the extent not theretofore paid, (2) the product of (x) the Annual Bonus and (y) a fraction, the numerator of which is the number of days in the current fiscal year through the Date of Termination, and the denominator of which is 365 and (3) the Special Bonus, if due to the Executive pursuant to Section 4(b)(iii), to the extent not theretofore paid and
(4) any compensation previously deferred by the Executive (together with any accrued interest or earnings thereon) and any accrued vacation pay, in each case to the extent not theretofore paid (the sum of the amounts described in clauses
(1), (2), (3) and (4) shall be hereinafter referred to as the "ACCRUED OBLIGATIONS"); and

                       B. The amount (such amount shall be hereinafter referred to as the "SEVERANCE AMOUNT") equal to two times the sum of (x) the Executive's Annual Base Salary and (y) the Annual Bonus; provided, however, that if the Special Bonus has not been paid to the Executive, such amount shall be increased by the amount of the Special Bonus; and, provided further, that such amount shall be reduced by the present value (determined as provided in Section 280G(d)(4) of the Internal Revenue Code of 1986, as amended (the "CODE")) of any other amount of severance relating to salary or bonus continuation to be


Executive Retention Agreement       Page 16
received by the Executive upon termination of employment of the Executive under any severance plan, policy or arrangement of the Company; and

                       C. A separate lump-sum supplemental retirement benefit (the amount of such benefit shall be hereinafter referred to as the "SUPPLEMENTAL RETIREMENT AMOUNT") equal to the difference between (1) the amount payable under any Company retirement plan (or any successor plan thereto) (the "RETIREMENT PLAN"), of which the Executive was a participant, and any supplemental and/or excess retirement plan of the Company and its affiliated companies providing benefits for the Executive (the "SERP") that the Executive would receive if the Executive's employment continued at the compensation level provided for in Sections 4(b)(i) and 4(b)(ii) for the remainder of the Employment Period plus two years, assuming for this purpose that all accrued benefits are fully vested, and (2) the Executive's actual benefit (paid or payable), if any, under the Retirement Plan and the SERP; and

                 (ii) For the remainder of the Employment Period plus two years, or such longer period as any plan, program, practice or policy may provide, the Company shall continue benefits (or pay the pre-tax economic equivalent) to the Executive and/or the Executive's family at least equal to those which would have been provided to them in accordance with the plans, programs, practices and policies described in Sections 4(b)(v) and 4(b)(vii) if the Executive's employment had not been terminated in accordance with the most favorable plans, practices, programs or policies of the Company and its affiliated companies as in effect and applicable generally to other peer executives and their families during the 90- day period immediately preceding the Effective Date or, if more favorable to the Executive, as in


Executive Retention Agreement       Page 17
effect generally at any time thereafter with respect to other peer executives of the Company and its affiliated companies and their families, provided, however, that if the Executive becomes reemployed with another employer and is eligible to receive medical or other welfare benefits under another employer provided plan, the medical and other welfare benefits described herein shall be secondary to those provided under such other plan during such applicable period of eligibility (such continuation of such benefits for the applicable period herein set forth shall be hereinafter referred to as "WELFARE BENEFIT CONTINUATION". For purposes of determining eligibility of the Executive for retiree benefits pursuant to such plans, practices, programs and policies, the Executive shall be considered to have remained employed until the end of the Employment Period and to have retired on the last day of such period; and

                 (iii) To the extent not theretofore paid or provided, for the remainder of the Employment Period plus two years, or such longer period as any plan, program, practice or policy may provide, the Company shall timely pay or provide to the Executive and/or the Executive's family any other amounts or benefits (or the pre-tax economic equivalent) required to be paid or provided or which the Executive and/or the Executive's family is eligible to receive pursuant to this Agreement and under any plan, program, policy or practice or contract or agreement of the Company and its affiliated companies as in effect and applicable generally to other peer executives of the Company and its affiliated companies and their families during the 90-day period immediately preceding the Effective Date or, if more favorable to the Executive, as in effect generally thereafter with respect to other peer executives of the Company and its affiliated companies and their families (such other amounts and benefits shall be hereinafter referred to as the "OTHER BENEFITS").


Executive Retention Agreement       Page 18

           (b) Death. If the Executive's employment is terminated by reason of the Executive's death during, the Employment Period, this Agreement shall terminate without further obligations to the Executive's legal representatives under this Agreement, other than for (i) payment of Accrued Obligations (which shall be paid to the Executive's estate or beneficiary, as applicable, in a lump sum in cash within 30 days of the Date of Termination) and the timely payment or provision of the Welfare Benefit Continuation and Other Benefits (excluding, in each case, Death Benefits (as defined below)) and (ii) payment to the Executive's estate or beneficiary, as applicable, in a lump-sum in cash within 30 days of the Date of Termination of an amount equal to (A) the sum of the Severance Amount and the Supplemental Retirement Amount reduced, but not below zero, by (B) the present value (determined as provided in Section 280G(d)(4) of the Code) of any cash amount to be received by the Executive or the Executive's family as a death benefit pursuant to the terms of any plan, policy or arrangement of the Company and its affiliated companies, but not including any proceeds of life insurance covering the Executive to the extent paid for directly or on a contributory basis by the Executive (which shall be paid in any event as an Other Benefit) (the benefits included in this clause (B) shall be hereinafter referred to as the "DEATH BENEFITS").

           (c) Disability. If the Executive's employment is terminated by reason of the Executive's Disability during the Employment Period, this Agreement shall terminate without further obligations to the Executive, other than for (i) payment of Accrued Obligations (which shall be paid to the Executive in a lump sum in cash within 30 days of the Date of Termination) and the timely payment of provision of the Welfare Benefit Continuation and Other Benefits (excluding, in each case, Disability Benefits, as defined below) and (ii) payment to the


Executive Retention Agreement       Page 19

Executive in a lump sum in cash within 30 days of the Date of Termination of an amount equal to (A) the sum of the Severance Amount and the Supplemental Retirement Amount reduced, but not below zero, by (B) the present value (determined as provided in Section 280G(d)(4) of the Code) of any cash amount to be received by the Executive as a disability benefit pursuant to the terms of any plan, policy or arrangement of the Company and its affiliated companies, but not including any proceeds of disability insurance covering the Executive to the extent paid for directly or on a contributory basis by the Executive (which shall be paid in any event as an Other Benefit) (the benefits included in this clause (B) shall be hereinafter referred to as the "DISABILITY BENEFITS").

           (d) Cause; Other than for Good Reason. If the Executive's employment shall be terminated for Cause during the Employment Period, this Agreement shall terminate without further obligations to the Executive other than the obligation to pay to the Executive Annual Base Salary through the Date of Termination plus the amount of any compensation previously deferred by the Executive, in each case to the extent theretofore unpaid. If the Executive terminates employment during the Employment Period, excluding a termination for Good Reason, this Agreement shall terminate without further obligations to the Executive, other than for Accrued Obligations and the timely payment or provision of Other Benefits. In such case, all Accrued Obligations shall be paid to the Executive in a lump sum in cash within 30 days of the Date of Termination.

     7. Non-exclusivity of Rights. Except as provided in Sections 6(a)(ii), 6(b) and 6(c), nothing in this Agreement shall prevent or limit the Executive's continuing or future participation in any plan, program, policy or practice provided by the Company or any of its


Executive Retention Agreement       Page 20
affiliated companies and for which the Executive may qualify, nor shall anything herein limit or otherwise affect such rights as the Executive may have under any contract or agreement with the Company or any of its affiliated companies. Amounts that are vested benefits or that the Executive is otherwise entitled to receive under any plan, policy, practice or program of or any contract or agreement with the Company or any of its affiliated companies at or subsequent to the Date of Termination shall be payable in accordance with such plan, policy, practice or program or contract or agreement except as explicitly modified by this Agreement.

     8. Full Settlement; Resolution of Disputes.

           (a) The Company's obligation to make the payments provided for in this Agreement and otherwise to perform its obligations hereunder shall not be affected by any set-off, counterclaim, recoupment, defense or other claim, right or action which the Company may have against the Executive or others. In no event shall the Executive be obligated to seek other employment or take any other action by way of mitigation of the amounts payable to the Executive under any of the provisions of this Agreement and, except as provided in Section 6(a)(ii), such amounts shall not be reduced if the Executive obtains other employment.

           (b) Parties recognize that there may be disputes between them as to whether the circumstances of the Executive's termination are covered by Section 6(a), (b) or (c) as the Executive and/or the Executive's family may contend or are covered by Section 6(d) as Company may contend. In the event of such a dispute, there may be a need for a binding ruling by a neutral decision maker. In such an event, the following shall apply:

                 (i) If the Executive delivers a Notice of Termination to Company based on Section 6(a), (b) or (c), Company must pay the benefits provided in Section 6 unless


Executive Retention Agreement       Page 21

Company commences arbitration to resolve the dispute within 30 days of the receipt of a Notice of Termination by the Executive. Failure to commence arbitration within the time stated is deemed an admission by Company of the Executive's reason for termination.

                 (ii) If Company delivers a Notice of Termination based on
Section 6(d), Executive and/or Executive's family must commence arbitration to dispute the terms of such termination. Failure to commence arbitration within 60 days of the receipt of a Notice of Termination from Company is deemed an admission by the Executive of termination pursuant to Section 6(d).

                 (iii) Arbitration shall be conducted before a panel of three
(3) arbitrators sitting in a location selected by the Executive within fifty
(50) miles from the location of his job with the Company, in accordance with the rules of the American Arbitration Association then in effect. One arbitrator shall be selected by the Company. One arbitrator shall be selected by the Executive. The third arbitrator shall be selected by the two arbitrators selected by the Company and the Executive. Judgment may be entered on the award of the arbitrators in any court having proper jurisdiction, and such shall constitute the final, nonappealable decision.

                 (iv) Company agrees to pay promptly as incurred, to the full extent permitted by law, all legal fees and expenses that the Executive may reasonably incur as a result of any contest by the Company, the Executive or others of the validity or enforceability of, or liability under, any provision of this Agreement or any guarantee of performance thereof (including as a result of any contest by the Executive about the amount of any payment pursuant to this Agreement), including all costs of arbitration, plus in each case interest on any


Executive Retention Agreement       Page 22
delayed payment at the applicable Federal rate provided for in Section 7872(f)(2)(A) of the Code.

                 (v) During the pendency of a dispute resolution, Company shall proceed to pay Annual Base Salary and Annual Bonus (referred to collectively as "CONTINUATION BENEFITS") to the Executive and/or the Executive's family or other beneficiaries, as the case may be, as though no such termination had occurred.

                       (A) If it is determined that the Executive's contention that Section 6(a), (b) or (c) was applicable, no portion of the Continuation Benefits will be recoverable by Company, nor shall any portion of such be credited towards the benefits due (per Section 6) to the Executive. If such a contention is not sustained by the arbitration panel, all Continuation Benefits are recoverable by Company, plus interest at the rate of interest that Company could have earned on amounts paid for such Continuation Benefits.

                       (B) If it is determined that Company's contention that
Section 6(d) was applicable is found to be incorrect, none of the Continuation Benefits shall be credited to the benefits due (per Section 6) to the Executive. If, however, Company's contention that Section 6(d) was applicable is found to be correct, all amounts paid by Company as Continuation Benefits shall be recoverable from Executive plus interest at the rate of interest that Company could have earned on the amounts paid for such Continuation Benefits.

                       (C) If the Executive does not make payment of the Continuation Benefits and accrued interest due to Company within 60 days following the resolution of the dispute for any amounts recoverable by Company, interest (on the total amount due) shall be due at the lesser of:


Executive Retention Agreement       Page 23

                             (1) The rate published as the Prime Rate in the Wall Street Journal plus one percentage point on the date of receipt of the Notice of Termination; or

                             (2)  The maximum amount of interest allowed by law.

                 (D) If the Company does not pay any amount due to the Executive hereunder within the time provided, then in addition to such amount, Company shall pay Executive an amount of interest (on the total amount due) at the lesser of:

                       (1) The rate published as the Prime Rate in the Wall Street Journal plus one percentage point on the date such payment is due; or

                       (2)   The maximum amount of interest allowed by law.

     9. Limitation on Termination Payment.

           (a) Determination of Termination Payment Limit. Notwithstanding any other provision of this Agreement, if any portion of the Severance Amount or any other payment under this Agreement, or under any other agreement with or plan of the Company (in the aggregate "TOTAL PAYMENTS") would constitute an Excess Parachute Payment, then the payments to be made to the Executive under this Agreement shall be reduced such that the value of the aggregate Total Payments that the Executive is entitled to receive shall be one dollar ($1) less than the maximum amount which the Executive may receive without becoming subject to the tax imposed by Section 4999 of the Code, or which the Company may pay without loss of deduction under Section 280G(a) of the Code. However, the payments to be made to the Executive under this Agreement shall be reduced if and only if so reducing the


Executive Retention Agreement       Page 24
payments results in the Executive receiving a greater net Severance Amount than he would have received had a reduction not occurred and an excise tax been paid pursuant to Code Section 4999. For purposes of this Agreement, the terms "EXCESS PARACHUTE PAYMENT" and "PARACHUTE PAYMENTS" shall have the meanings assigned to them in Section 280G of the Code, and such Parachute Payments shall be valued as provided therein.

           (b) Procedure for Establishing Limitation on Termination Payment. Within sixty (60) days following delivery of the Notice of Termination or notice by the Company to the Executive of its belief that there is a payment or benefit due the Executive which will result in an "Excess Parachute Payment", the Executive and the Company, at the Company's expense, shall obtain the opinion of such legal counsel, which need not be unqualified, as the Executive may choose, which sets forth: (i) the amount of the Executive's "Annualized Includible Compensation For The Base Period" (as defined in Code Section 280G(d)(1)); (ii) the present value of the Total Payments; and (iii) the amount and present value of any Excess Parachute Payment. The opinion of such legal counsel may be supported by the opinion of a certified public accounting firm and, if necessary, a firm of recognized executive compensation consultants. Such opinion shall be binding upon the Company and the Executive. In the event that such opinion determines that there would be an Excess Parachute Payment, the Severance Amount hereunder or any other payment determined by such counsel to be includible in Total Payments shall be reduced or eliminated so that under the basis of calculations set forth in such opinion, there will be no Excess Parachute Payment. The provisions of this Section 9(b), including the calculations, notices, and opinion provided for herein shall be based upon the conclusive presumption that: (i) the compensation and benefits provided for herein; and (ii)


Executive Retention Agreement       Page 25
any other compensation earned prior to the Effective Date of termination by the Executive pursuant to the Company's compensation programs (if such payments would have been made in the future in any event, even though the timing of such payment is triggered by the Change-of-Control), are reasonable.

           (c) Subsequent Imposition of Excise Tax. If, notwithstanding compliance with the provisions of Sections 9(a), and 9(b) herein, it is ultimately determined by a court or pursuant to a final determination by the Internal Revenue Service that any portion of the Total Payments is considered to be a Parachute Payment, subject to excise tax under Section 4999 of the Code, which was not contemplated to be a Parachute Payment at the time of payment (so as to accurately determine whether a limitation benefit to the Executive, as provided in Section 9(b) hereof), the Executive shall be entitled to receive a lump sum cash payment sufficient to place the Executive in the same net after-tax position, computed by using the Special Tax Rate (as such term is defined below), that the Executive would have been in had such payment not been subject to such excise tax, and had the Executive not incurred any interest charges or penalties with respect to the imposition of such excise tax. For purposes of this Agreement, the "SPECIAL TAX RATE" shall be the highest effective federal and state marginal tax rates applicable to the Executive in the year in which the payment contemplated under this Section 9 is made.

     10. Confidential Information. The Executive shall hold in a fiduciary capacity for the benefit of the Company all secret or confidential information, knowledge or data relating to the Company or any of its affiliated companies, and their respective businesses, which shall have been obtained by the Executive during the Executive's employment by the Company or any of


Executive Retention Agreement       Page 26
its affiliated companies and which shall not be or have become public knowledge (other than by acts by the Executive or representatives of the Executive in violation of this Agreement). After termination of the Executive's employment with the Company, the Executive shall not, without the prior written consent of the Company or as may otherwise be required by law or legal process, communicate or divulge any such information, knowledge or data to anyone other than the Company and those designated by it. In no event shall an asserted violation of the provisions of this Section 10 constitute a basis for deferring or withholding any amounts otherwise payable to the Executive under this Agreement.

     11.   Successors.

           (a) This Agreement is personal to the Executive and without the prior written consent of the Company shall not be assignable by the Executive otherwise than by will or the laws of descent and distribution. This Agreement shall inure to the benefit of and be enforceable by the Executive's legal representatives.

           (b) This Agreement shall inure to the benefit of and be binding upon the Company and its successors and assigns.

           (c) The Company will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company to assume expressly and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place. As used in this Agreement, "COMPANY" shall mean the Company as hereinbefore defined and any successor to its business and/or assets as aforesaid that assumes and agrees to perform this Agreement by operation of law, or otherwise.


Executive Retention Agreement       Page 27

           (d) Failure of the Company to obtain such assumption and agreement prior to the effective date of any such succession shall be a breach of this Agreement and shall entitle the Executive to compensation from the Company in the same amount and on the same terms as the Executive would be entitled to hereunder if he had terminated his employment with the Company voluntarily for Good Reason. For the purpose of implementing the foregoing, the date on which any such succession becomes effective shall be deemed the Date of Termination.

     12.   Miscellaneous.

           (a) This Agreement shall be governed by and construed in accordance with the laws of the State of Texas, without reference to principles of conflict of laws. The captions of this Agreement are not part of the provisions hereof and shall have no force or effect. This Agreement may not be amended or modified otherwise than by a written agreement executed by the parties hereto or their respective successors and legal representatives.

           (b) All notices and other communications hereunder shall be in writing and shall be given by hand delivery to the other party or by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

     If to the Executive:
           James W. Corley
           5922 Colhurst Street
           Dallas, TX   75230

     If to the Company:
           Dave & Buster's, Inc.
           2481 Manana Drive
           Dallas, TX   75220
     Attention:
           General Counsel

or to such other address as either party shall have furnished to the other in writing in


Executive Retention Agreement       Page 28
accordance herewith. Notice and communications shall be effective when actually received by the addressee.

           (c) The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

           (d) The Company may withhold from any amounts payable under this Agreement such Federal, state or local taxes as shall be required to be withheld pursuant to any applicable law or regulation.

           (e) The Executive's or the Company's failure to insist upon strict compliance with any provision hereof or any other provision of this Agreement or the failure to assert any right the Executive or the Company may have hereunder, including, without limitation, the right of the Executive to terminate employment for Good Reason pursuant to Section 5(c)(i)- (v), shall not be deemed to be a waiver of such provision or right or any other provision or right of this Agreement.

           (f) The Executive and the Company acknowledge that this Agreement is entered into at the same time as an agreement styled Employment Agreement between Executive and Company. Once this Agreement becomes effective upon a Change of Control, and until such time as it ceases to be effective, this Agreement shall have precedence over the Employment Agreement in defining the rights and duties of Executive and Company.

           (g) No provision of this Agreement may be modified, waived, or discharged unless such modification, waiver, or discharge is agreed to in writing and signed by the Executive and by an authorized member of the Committee, or by the respective parties' legal representatives and successors.


Executive Retention Agreement       Page 29

           (h) Simultaneously with the execution of this Agreement, the Company is executing that certain agreement styled "Dave & Buster's, Inc. Executive Retention Agreement Trust". The Company covenants with Executive to: (i) procure the execution by Wachovia Bank of North Carolina, N.A., as Trustee pursuant to such agreement; and (ii) make all payments required of the Company pursuant to such agreement.

     IN WITNESS WHEREOF, the Executive has hereunto set the Executive's hand and, pursuant to the authorization from its Committee, the Company has caused these presents to be executed in its name on its behalf, all as of the day and year first above written.

                             _______________________________________
                             James W. Corley

                             Dave & Buster's, Inc.


                             By:    _______________________________
                             Its:   _______________________________



Executive Retention Agreement       Page 30

                              EMPLOYMENT AGREEMENT

      THIS EMPLOYMENT AGREEMENT (herein the "Agreement") is made as of the 3rd day of April, 2000, by and between DAVE & BUSTER'S, INC. (the "Corporation") and David O. Corriveau (the "Employee").

                                   RECITALS

      A. The Corporation has offered continued employment to Employee for what it believes to be a reasonable compensation package in light of the required duties, responsibilities and restrictions. Employee has accepted such offer of continued employment subject to the terms set forth herein.

      B. The Corporation and Employee desire to set forth in writing the terms and conditions of their agreements and understandings with respect to the continued employment of Employee by the Corporation.

                                  AGREEMENT

      NOW, THEREFORE, for and in consideration of the mutual premises and the covenants and promises contained herein, as well as good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Corporation and Employee hereby agree as follows:

      1. Employment. The Corporation hereby employs, engages and hires Employee, and Employee hereby accepts such employment and agrees to such hiring and engagement, upon the terms and conditions hereinafter set forth.

      2. Duties. Employee shall be employed as Co-Chief Executive Officer and President of the Corporation for the entire term of his employment as set forth in this Agreement and shall faithfully and to the best of his abilities perform the following duties:

            2.1 Employee shall have supervisory and oversight responsibility for the Corporation. He shall have active management of the business and affairs of the Corporation. He shall see that all orders and resolutions of the Board of Directors of the Corporation (herein "Board of Directors") are carried into effect.

            2.2 Employee shall, when authorized by the Board of Directors, when required by law or when the ordinary conduct of the Corporation's business requires, execute, in the name of the Corporation, such contracts, documents, papers or instruments on behalf of the Corporation to further its operations and business interests.

            2.3 Employee shall perform such other duties and responsibilities as may be prescribed from time to time by the Board of Directors. Such other executive duties or responsibilities shall be consistent with the duties of the office of Co-Chief Executive Officer and President.

Employee shall devote substantially all of his time and attention to the Corporation's business and affairs to carry out such responsibilities and shall not engage in any active management role or own, directly or indirectly, more than a ten percent (10%) interest in any other business activity except as authorized by the Board of Directors.

      3. Term. The initial term of the employment of Employee by the Corporation pursuant to this Agreement shall begin on the date hereof and shall continue for an initial period of one year, unless sooner terminated as hereinafter provided. Unless terminated as hereinafter provided, the term of this Agreement shall be continually renewed after the initial term on a rolling one year basis such that at any point in time there shall always be a period of one year remaining on the term of this Agreement.

      4. Compensation.

            4.1 Pre-termination. The Corporation shall pay Employee a salary (payable in accordance with the Corporation's usual payment practices, but not less frequently than monthly) for his services under this Agreement beginning at an annual rate from the date hereof of Four Hundred Thousand Dollars ($400,000.00). Employee's annual salary may not be decreased but may be adjusted upward at any time by the Board of Directors of the Corporation. Compensation to Employee hereunder shall be prorated for any partial employment period. Employee shall also participate in the executive incentive bonus plan and in any other bonus arrangement mutually agreed between Employee and Corporation.

            4.2 Post-termination. Upon each of the first ten (10) anniversary dates of the termination of this Agreement, Corporation shall pay to Employee, or Employee's estate in the event of Employee's death, the sum of One Hundred Thousand Dollars ($100,000.00). In exchange therefor, Employee, on behalf of himself and his heirs, grants to Corporation the right to use the personal identity of Employee in connection with the Corporation's marketing concept for such ten year period. The provisions of this Paragraph 4.2 shall be treated as if deleted from this Agreement if Employee's employment is terminated for Cause pursuant to Paragraph 7.3.

      5. Benefits. In addition to the compensation provided in Paragraph 4, Corporation shall provide Employee with the benefits described herein. The amounts provided are a minimum and shall not be reduced during the term hereof, but may be increased by the Board of Directors or the Compensation Committee appointed by the Board of Directors.

            5.1 Automobile. During the term of this Agreement, the Corporation shall provide an automobile allowance to Employee of Fifteen Thousand Dollars ($15,000.00) per fiscal year (with a pro rated amount for any partial fiscal year).

            5.2 Vacations, Holidays, Etc. During the term of this Agreement, Employee shall be entitled to six (6) weeks vacation per calendar year. Unused vacation periods may not be carried over to subsequent years.

            5.3 Health Insurance and Death Benefits. Employee shall be provided group medical and life insurance comparable to the standard medical and life insurance coverage afforded other senior executive officers of the Corporation. The Corporation shall also provide Employee with an allowance of Seven Thousand Five Hundred Dollars ($7,500.00) per fiscal year (with a pro rata amount for any partial fiscal year) for his use in purchasing additional insurance coverage for medical, dental, hospitalization and death benefits or in payment of any uninsured expenses or deductible payments not covered by the medical insurance provided hereunder.

            5.4 Disability Insurance. Employee shall be provided group disability insurance comparable to the standard disability insurance coverage afforded other senior executive officers of the Corporation. The Corporation shall also provide Employee with an allowance of Four Thousand Five Hundred Dollars ($4,500.00) per fiscal year (with a pro rated amount for any partial fiscal year) to purchase disability insurance.

            5.5 Reimbursement of Expenses. Upon submission of appropriate receipts and other documents, the Corporation shall reimburse Employee for the reasonable business expenses (other than automobile expenses) incurred by Employee in fulfilling his duties hereunder.

            5.6 Other Benefits. The Corporation shall provide to Employee such benefits, other than those benefits expressly provided for in this Agreement, which are generally made available to other senior executive officers of the Corporation.

      6. Non-Compete Agreement.

            6.1 Covenant. Employee agrees not to engage in or become an employee of or consultant or adviser of or have any direct or indirect interest in any other person, firm, corporation or other entity engaged in, any business activities directly competitive with the business of the Corporation or any of its subsidiaries or licensees during the term of his employment by the Corporation and for a period of six (6) months thereafter. The period of time under which the Employee is to be bound by this covenant is hereinafter referred to as the "Non-Compete Period". This restriction shall be applicable with respect to each and every county and metropolitan area in the United States and each country in which a licensee is located. Nothing contained in this Paragraph
6.1 shall restrict Employee from operating a restaurant and/or bar, provided, however, such restaurant and/or bar may not use or operate under any service mark or trade name similar to "Dave & Buster's".

            6.2 Employees. During the Non-Compete Period, Employee will not knowingly seek to induce any employee of the Corporation or any of its affiliates to leave his or her employment.

      7. Termination. The employment of Employee hereunder shall terminate prior to the expiration of the term of employment set forth in Paragraph 3 above upon the happening of any one of the following events:

            7.1 Death. The death of Employee.

            7.2 Disability. The giving of written notice by the Corporation to Employee of the termination of the employment of Employee upon the disability of Employee. For purposes of this Paragraph, "disability of Employee" shall mean the inability of Employee, due to illness, accident or any other physical or mental incapacity, to perform the services provided for hereunder for a period of one hundred eighty (180) consecutive calendar days. The inability of Employee to perform the services provided for hereunder due to his illness, accident or any other physical or mental incapacity shall not constitute a basis for discharge under Paragraph 7.4 of this Agreement except to the extent there is also a basis for discharge under this Paragraph 7.2.

            7.3 Cause. The giving of written notice by the Corporation to Employee of the termination of the employment of Employee for cause. For purposes of this Paragraph, "cause" shall mean: (i) a material violation of Corporation policy or a material breach by the Employee of the Employee's obligations under Paragraph 2 (other than as a result of incapacity due to physical or mental illness) that is demonstrably willful and deliberate on the Employee's part, committed in bad faith or without reasonable belief that the action or inaction that constitutes such breach is in the best interests of the Corporation, and, if subject to being effectively remedied, is not remedied in a reasonable period of time after receipt of written notice from the Corporation specifying such breach or violation; or (ii) the conviction of the Employee of a felony involving moral turpitude. Upon Employee's termination pursuant to the foregoing provisions of this Paragraph 7, the Corporation shall promptly pay to Employee (or his estate, heirs or personal representatives), the full amount of his compensation and benefits accrued through the termination date.

            7.4 Without Cause. The Corporation may also terminate the employment of Employee hereunder for any other reason upon at least ninety (90) days written notice prior to the expiration of the initial term or any additional one year term provided in Paragraph 3; provided that upon Employee's termination by the Corporation for any reason other than those set forth in Paragraphs 7.1, 7.2, or 7.3, (a "Termination Without Cause"), the Corporation shall, until the Final Payment Date (as hereinafter defined) (i) continue to pay Employee his then current salary pursuant to Paragraph 4 and (ii) pay Employee the greater of: (a) the maximum bonus payable to Employee under the executive incentive plan in effect ninety days prior to such termination, or (b) sixty percent (60%) of the annual salary then in effect, and (iii) provide the benefits described in Paragraphs 5.1, 5.3 and 5.4 or their economic equivalent on a pre-tax basis. The Final Payment Date shall be two years after the date of such termination. Upon Employee's termination pursuant to this Subparagraph 7.4, the Corporation within thirty (30) days shall pay in a lump sum to Employee (or his estate, heirs or personal representative) the full amount of his compensation and benefits computed through the Final Payment Date.

            7.5 Removal from Board of Directors. If, at any time during the term of this Agreement, Employee is removed from the Board of Directors of the Corporation or at the expiration of his term as a director is not renominated to serve as a director of the Corporation by the Board of Directors of the Corporation (or by any nominating committee of the Board of Directors), and the cause of such removal or failure to nominate is not the result of Employee's unwillingness to serve as a director of the Corporation or any reason set forth in Paragraphs 7.1, 7.2, or 7.3, then Employee may elect to terminate his employment hereunder and such termination shall be deemed a Termination Without Cause.

            7.6 By Employee. Employee may elect to terminate his employment hereunder at any time upon at least ninety (90) days written notice prior to the expiration of the initial term or any additional one year term provided in Paragraph 3.

      8. Return of Property. Each party shall promptly deliver to the other all of the other's property in its possession after termination of this Agreement.

      9. Previous Employment Agreement. The Employment Agreement dated June 16, 1995 between Employee and Corporation (the "Previous Employment Agreement") shall terminate upon effectiveness of this Agreement.

      10. Maintenance of Employee's Domicile. Employee shall not be required to relocate his personal residence in order to fulfill his duties under this Agreement without his prior consent. If the Corporation requires Employee to relocate his personal residence without the consent of Employee, Employee may terminate his employment hereunder and such termination shall be deemed a Termination Without Cause.

      11. Damages and Irreparable Injury. In the event of a breach of this Agreement by either the Corporation or Employee resulting in damages to the other party, that party may recover from the party breaching the Agreement any and all damages that may be sustained. In the event of a breach of Paragraphs 6 or 12, Employee acknowledges that such a breach may result in irreparable injury and damage to the Corporation that would be difficult, if not impossible, to determine with certainty and specificity, that the Corporation would have no adequate remedy at law therefor and that the Corporation may thereupon (a) obtain such preliminary, temporary or permanent mandatory or restraining injunctions, orders or decrees as are necessary to protect the Corporation against, or on account of, any such breach and (b) obtain any other relief against Employee (including damages) as may be provided by law or in equity.

      12. Confidential Information. The Employee shall hold in a fiduciary capacity for the benefit of the Corporation all secret or confidential information, knowledge or data relating to the Corporation or any of its affiliated companies, and their respective businesses, which shall have been obtained by the Employee during the Employee's employment by the Corporation or any of its affiliated companies and which shall not be or have become public knowledge (other than by acts by the Employee or representatives of the Employee in violation of this Agreement). After termination of the Employee's employment with the Corporation, the Employee shall not, without the prior written consent of the Corporation or as may otherwise be required by law or legal process, communicate or divulge any such information, knowledge or data to anyone other than the Corporation and those designated by it. In no event shall an asserted violation of the provisions of this Paragraph 12 constitute a basis for deferring or withholding any amounts otherwise payable to the Employee under this Agreement.

      13. Indemnity of Employee. The Corporation shall indemnify and hold Employee harmless for all losses, claims, damages, causes of action and judgments (herein "Losses") sustained by Employee as a direct result of the discharge of his duties required by this Agreement; provided, however, such indemnification shall not cover Losses sustained by Employee as a result of Employee's gross negligence, willful misconduct, fraud or dishonesty.

      14. Miscellaneous.

            14.1 Waiver. The waiver by either party of a breach of any provision of this Agreement shall not operate as or be construed as a waiver of any subsequent breach thereof.

            14.2 Headings. Headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

            14.3 Counterpart Execution. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute but one and the same instrument.

            14.4 Assignment. Neither this Agreement, nor any of the rights or obligations of either party hereunder, may be assigned in whole or in part, except with the written consent of the other party; provided, however, that all or any part of the Corporation's right and obligations hereunder may be assigned by the Corporation without the consent of Employee to any affiliate or, if the business or assets of the Corporation are sold to a third party, to such third party, subject to the rights of Employee set forth herein above concerning Employee's option for termination.

            14.5 Attorney's Fees and Costs. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorney's fees, costs, and necessary disbursements in addition to any other relief to which he may be entitled.

            14.6 Invalid Provision. If a court of competent jurisdiction determines that any restriction contained in this Agreement is void, illegal or unenforceable, the other provisions shall remain in full force and effect and the provision held to be void, illegal or unenforceable shall be limited so that it shall remain in effect to the extent permissible by law.

            14.7 Modification. No modification, amendment, change or discharge of any term or provision of this Agreement shall be valid or binding unless the same is in writing and signed by all the parties hereto.

            14.8 Entire Agreement. Except as otherwise provided in this Subparagraph 14.8, this Agreement constitutes the entire agreement and understanding of the parties on the subject hereof and supersede all prior written and/or oral agreements, representations and understandings related to the subject matter hereof.

This Agreement is entered into at the same time as an agreement styled Executive Retention Agreement ("ERA") between Corporation and Employee. Under the terms of the ERA, the ERA becomes effective upon a "Change of Control" as that term is defined in the ERA. Once the ERA becomes effective and until such time as it ceases to be effective, the ERA shall have precedence over this Agreement in defining the rights and duties of Corporation and Employer; provided, further for clarification, it is not intended that Employee will receive duplicate economic benefits during the time the ERA is effective. The terms of this Agreement not inconsistent with the ERA, including, but not limited to the provisions of Subparagraph 4.2, shall continue to apply. After the ERA ceases to be effective, all terms of this Agreement shall again be effective, unless this Agreement is otherwise terminated.

            14.9 Notice. Any notice which either party may wish to give to the other party hereunder shall be deemed to have been given when delivered personally or by commercial courier or three days after being deposited in the mail, certified and with proper postage prepaid, if addressed as follows:

            To the Corporation:

            Dave & Buster's, Inc.
            2481 Manana Drive
            Dallas, TX   75220
            Attn.:  General Counsel

            To Employee:

            David O. Corriveau
            15 Milford Place
            Dallas, TX   75230

or to such other address as the parties may designate for themselves from time to time by written notice to the other party given in the aforesaid manner.

            14.10 Binding Effect. The provisions hereof shall be binding upon and shall inure to the benefit of Employee, his heirs and personal representatives.

            14.11 Affiliate. The term "affiliate" or "affiliates" as used herein shall mean any person, partnership or entity which, directly or indirectly through one or more intermediaries, is controlled by, controls, or is under common control with the person or entity specified.


            14.12 Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas, without reference to principles of conflict of laws.

      EXECUTED this ____ day of May, 2000.

                              THE CORPORATION:

                              DAVE & BUSTER'S, INC., a Missouri corporation

                              By:   ____________________________________
                              Name: ____________________________________
                              Title:____________________________________



                              EMPLOYEE:

                              __________________________________________
                              Name: David O. Corriveau

                        EXECUTIVE RETENTION AGREEMENT

                              TABLE OF CONTENTS

Section                                                                     Page
-------                                                                     ----
      Table of Contents................................................       1
1.    Certain Definitions..............................................       2
2.    Control..........................................................       3
3.    Employment Period................................................       6
4.    Terms of Employment..............................................       7
5.    Termination of Employment........................................      12
6.    Obligations of the Company upon Termination......................      16
7.    Non-exclusivity of Rights........................................      20
8.    Full Settlement; Resolution of Disputes..........................      21
9.    Limitation on Termination Payment................................      24
10.   Confidential Information.........................................      26
11.   Successors.......................................................      27
12.   Miscellaneous....................................................      28


Executive Retention Agreement       Page 1

                       EXECUTIVE RETENTION AGREEMENT

      AGREEMENT by and between Dave & Buster's, Inc. (the "COMPANY"), and David
O. Corriveau, (the "EXECUTIVE"), dated as of the 3rd day of April, 2000.

      The Compensation Committee of the Company, (the "COMMITTEE"), has determined that it is in the best interests of the Company and its owners to assure that the Company will have the continued dedication of the Executive, notwithstanding the possibility, threat or occurrence of a Change of Control (as defined in Section 2) of Dave & Buster's, Inc. (the "CORPORATION"). The Committee believes it is imperative to minimize distraction of the Executive resulting from personal uncertainties and risks created by a pending or threatened Change of Control, to encourage the Executive's full attention and dedication to the Company currently and in the event of any threatened or pending Change of Control, and to provide the Executive with compensation and benefits arrangements upon a Change of Control that satisfy the compensation and benefits expectations of the Executive and are competitive with those of other corporations. Therefore, in order to accomplish these objectives, the Committee has caused the Company to enter into this Agreement.

      NOW, THEREFORE, IT IS HEREBY AGREED AS FOLLOWS:

      1. Certain Definitions.

            (a) The "EFFECTIVE DATE" shall mean the first date during the Change of Control Period (as defined in Section 1(b)) on which a Change of Control occurs. Anything in this Agreement to the contrary notwithstanding, if a Change of Control occurs and if the Executive's employment with the Company is terminated by the Company within ninety (90) days prior to the date on which the Change of Control occurs, then for all purposes of this


Executive Retention Agreement       Page 2

Agreement the "EFFECTIVE DATE" shall mean the date immediately prior to the date of such termination of employment.

            (b) The "CHANGE OF CONTROL PERIOD" shall mean the period commencing on the date hereof and ending on the third anniversary of such date; provided, however, that commencing on the date one year after the date hereof, and on each annual anniversary of such date (such date and each annual anniversary thereof shall be hereinafter referred to as the "RENEWAL DATE"), the Change of Control Period shall be automatically extended so as to terminate three years from such Renewal Date, unless at least 60 days prior to the Renewal Date the Company shall give notice to the Executive that the Change of Control Period shall not be so extended.

      2. Control. For the purpose of this Agreement, a "CHANGE OF CONTROL" shall mean:

            (a) Acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT")) (a "PERSON") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 30% or more of either (i) the then outstanding shares of common stock of the Corporation (the "OUTSTANDING COMMON STOCK") or (ii) the combined voting power of the then outstanding voting securities of the Corporation entitled to vote generally in the election of its directors (the "OUTSTANDING VOTING SECURITIES"); provided, however, that the following acquisitions shall not constitute a Change of
Control: (i) any acquisition directly from the Corporation (excluding an acquisition by virtue of the exercise of a conversion privilege), (ii) any acquisition by the Corporation, (iii) any acquisition


Executive Retention Agreement       Page 3
by any employee benefit plan (or related trust) sponsored or maintained by the Corporation or any corporation controlled by the Corporation or (iv) any acquisition by any corporation pursuant to a reorganization, merger or consolidation, if, following such reorganization, merger or consolidation, the conditions described in clauses (i), (ii) and (iii) of subsection (c) of this
Section 2 are satisfied; or

            (b) Individuals who, as of the date hereof, constitute the Board of Directors of the Corporation (the "INCUMBENT BOARD") cease for any reason to constitute at least a majority of the Board of Directors said Corporation (the "BOARD"); provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Corporation's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14.A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

            (c) Approval by the shareholders of the Corporation of a reorganization, merger or consolidation, in each case, unless, following such reorganization, merger or consolidation, (i) more than 50% of the then outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation and more than 50% of the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or


Executive Retention Agreement       Page 4
indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Common Stock and Outstanding Voting Securities immediately prior to such reorganization, merger or consolidation in substantially the same proportions as their ownership immediately prior to such reorganization, merger or consolidation, of the Outstanding Common Stock and Outstanding Voting Securities, as the case may be;
(ii) no Person (excluding the Corporation, any employee benefit plan (or related trust) of the Corporation or such corporation resulting from such reorganization, merger or consolidation and any Person beneficially owning, immediately prior to such reorganization, merger or consolidation, directly or indirectly, 30% or more of the Outstanding Common Stock or Outstanding Voting Securities, as the case may be) beneficially owns, directly or indirectly, 30% or more of the then outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation or the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors; and (iii) at least a majority of the members of the board of directors of the corporation resulting from such reorganization, merger or consolidation were members of the Incumbent Board at the time of the execution of the initial agreement providing for such reorganization, merger or consolidation; or

            (d) Approval by the shareholders of the Corporation of (i) a complete liquidation or dissolution of the Corporation or (ii) the sale or other disposition of all or substantially all of the assets of the Corporation, other than to a corporation with respect to which, following such sale or other disposition, (A) more than 50% of the then outstanding shares of common stock of such corporation and more than 50% of the combined voting


Executive Retention Agreement       Page 5
power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Common Stock and Outstanding Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership immediately prior to such sale or other disposition of the Outstanding Common Stock or Outstanding Voting Securities, as the case may be; (B) no Person (excluding the Corporation and any employee benefit plan (or related trust) of the Corporation or such corporation and any Person beneficially owning, immediately prior to such sale or other disposition, directly or indirectly, 30% or more of the Outstanding Common Stock or Outstanding Voting Securities, as the case may be) beneficially owns, directly or indirectly, 30% or more of the then outstanding shares of common stock of such corporation or 30% or more of the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors; and (C) at least a majority of the members of the board of directors of such corporation were members of the Incumbent Board at the time of the execution of the initial agreement or action of the Board providing for such sale or other disposition of assets of the Corporation.

      3. Employment Period. The Company hereby agrees to continue the Executive in its employ, and the Executive hereby agrees to remain in the employ of the Company, in accordance with the terms and provisions of this Agreement, for the period commencing on the Effective Date and ending on the first anniversary of such date (the "EMPLOYMENT PERIOD"). Employment by one or more of the affiliated companies, as hereinafter defined, shall be


Executive Retention Agreement       Page 6
considered employment by the Company.

     4.    Terms of Employment.

            (a) Position and Duties.

                  (i) During the Employment Period, (A) the Executive's position (including status, offices, titles and reporting requirements), authority, duties and responsibilities shall be consistent in all material respects with the most significant of those held, exercised or assigned at any time during the 90-day period immediately preceding the Effective Date and (B) the Executive's services shall be performed at the location where the Executive was employed immediately preceding the Effective Date or any office that is the headquarters of the Company and is less than 25 miles from such location.

                  (ii) During the Employment Period, and excluding any periods of vacation and sick leave to which the Executive is entitled, the Executive agrees to devote reasonable attention and time during normal business hours to the business and affairs of the Company and, to the extent necessary to discharge the responsibilities assigned to the Executive hereunder, to use the Executive's reasonable best efforts to perform faithfully and efficiently such responsibilities. During the Employment Period it shall not be a violation of this Agreement for the Executive to (A) serve on corporate, civic or charitable boards or committees, (B) deliver lectures, fulfill speaking engagements or teach at educational institutions and (C) manage personal investments, so long as such activities do not significantly interfere with the performance of the Executive's responsibilities to the Company. It is expressly understood and agreed that to the extent that any such activities have been conducted by the Executive prior to the Effective Date, the continued conduct of such


Executive Retention Agreement       Page 7
activities (or the conduct of activities similar in nature and scope thereto) subsequent to the Effective Date shall not hereafter be deemed to interfere with the performance of the Executive's responsibilities to the Company.

           (b)   Compensation.

                  (i) Base Salary. During the Employment period, the Executive shall receive an annual base salary ("ANNUAL BASE SALARY"), which shall be paid in equal installments on a monthly basis, at least equal to twelve times the highest monthly base salary paid or payable to the Executive by the Company and its affiliated companies during the twelve-month period immediately preceding the month in which the Effective Date occurs. During the Employment Period, the Annual Base Salary shall be reviewed at least annually and shall be increased at any time and from time to time as shall be substantially consistent with increases in base salary generally awarded in the ordinary course of business to other peer executives of the Company and its affiliated companies. Any increase in Annual Base Salary shall not serve to limit or reduce any other obligation to the Executive under this Agreement. Annual Base Salary shall not be reduced after any such increase and the term Annual Base Salary as utilized in this Agreement shall refer to Annual Base Salary as so increased. As used in this Agreement, the term "AFFILIATED COMPANIES" shall include any company controlled by, controlling or under common control with the Company.

                  (ii) Annual Bonus. In addition to Annual Base Salary, the Executive shall be awarded, for each fiscal year ending during the Employment Period, an annual bonus (the "ANNUAL BONUS") in cash at least equal to the greater of: (a) the maximum bonus that the Executive could have been paid pursuant to the executive incentive bonus plan in effect


Executive Retention Agreement       Page 8
ninety (90) days prior to the Effective Date and (b) sixty percent (60%) of the Annual Base Salary then in effect. Each such Annual Bonus shall be paid no later than the end of the third month of the fiscal year next following the fiscal year for which the Annual Bonus is awarded, unless the Executive shall elect to defer the receipt of such Annual Bonus.

                  (iii) Special Bonus. In addition to Annual Base Salary and Annual Bonus payable as herein above provided, if the Executive remains employed with the Company and its affiliated companies through the first anniversary of the Effective Date, the Company shall pay to the Executive a special bonus (the "SPECIAL BONUS") in recognition of the Executive's services during the crucial one-year transition period following the Change of Control. Such Special Bonus shall be an amount in cash equal to the sum of (A) the Executive's Annual Base Salary and (B) the Annual Bonus paid or payable, including by reason of any deferral, to the Executive (and annualized for any fiscal year consisting of less than twelve full months or for which the Executive has been employed for less than twelve full months) for the most recently completed fiscal year during the Employment Period. The Special Bonus shall be paid no later than 30 days following the first anniversary of the Effective Date.

                  (iv) Incentive, Savings and Retirement Plans. During the Employment Period, the Executive shall be entitled to participate in all incentive, savings and retirement plans, practices, policies and programs applicable generally to other peer executives of the Company and its affiliated companies. Such plans, practices, policies and programs shall provide the Executive with incentive opportunities (measured with respect to both regular and special incentive opportunities, if any), savings opportunities and retirement benefit


Executive Retention Agreement       Page 9
opportunities, in each case, as favorable as the most favorable of those provided by the Company and its affiliated companies for the Executive under such plans, practices, policies and programs as in effect at any time during the 90-day period immediately preceding the Effective Date or, if more favorable to the Executive, those provided generally at any time after the Effective Date to other peer executives of the Company and its affiliated companies.

                  (v) Welfare Benefit Plans. During the Employment Period, the Executive and/or the Executive's family, as the case may be, shall be eligible for participation in and shall receive all benefits under welfare benefit plans, practices, policies and programs provided by the Company and its affiliated companies (including, without limitation, medical, prescription, dental, disability, salary continuance, employee life, group life, accidental death and travel accident insurance plans and programs) to the extent applicable generally to other peer executives of the Company and its affiliated companies. Such plans, practices, policies and programs shall provide the Executive with benefits that are, in each case, as favorable, as the most favorable of such plans, practices, policies and programs in effect for the Executive at any time during the 90-day period immediately preceding the Effective Date or, if more favorable to the Executive, those provided generally at any time after the Effective Date to other peer executives of the Company and its affiliated companies.

                  (vi) Expenses. During the Employment Period, the Executive shall be entitled to receive prompt reimbursement for all reasonable employment expenses incurred by the Executive in accordance with the most favorable policies, practices and procedures of the Company and its affiliated companies in effect for the Executive at any time during the 90- day period immediately preceding the Effective Date or, if more favorable to the Executive, as in


Executive Retention Agreement       Page 10
effect generally at any time thereafter with respect to other peer executives of the Company and its affiliated companies.

                  (vii) Fringe Benefits. During the Employment Period, the Executive shall be entitled to fringe benefits in accordance with the most favorable plans, practices, programs and policies of the Company and its affiliated companies in effect for the Executive at any time during the 90-day period immediately preceding the Effective Date, or if more favorable to the Executive, as in effect generally at any time thereafter with respect to other peer executives of the Company and its affiliated companies.

                  (viii)Office and Support Staff. During the Employment Period, the Executive shall be entitled to an office or offices of a size and with furnishings and other appointments, and to exclusive personal secretarial and other assistance, at least equal to the most favorable of the foregoing provided to the Executive by the Company or its affiliated companies at any time during the 90-day period immediately preceding the Effective Date or, if more favorable to the Executive, as provided generally at any time thereafter with respect to other peer executives of the Company and its affiliated companies.

                  (ix) Vacation. During the Employment Period, the Executive shall be entitled to paid vacation in accordance with the most favorable plans, policies, programs and practices of the Company and its affiliated companies as in effect for the Executive at any time during the 90-day period immediately preceding the Effective Date or, if more favorable to the Executive, as in effect generally at any time thereafter with respect to other peer executives of the Company and its affiliated companies.


Executive Retention Agreement       Page 11

      5. Termination of Employment.

            (a) Death or Disability. The Executive's employment shall terminate automatically upon the Executive's death during the Employment Period. If the Company determines in good faith that the Disability of the Executive has occurred during the Employment Period (pursuant to the definition of Disability set forth below), it may give to the Executive written notice in accordance with
Section 12(b) of its intention to terminate the Executive's employment. In such event, the Executive's employment with the Company shall terminate effective on the 30th day after receipt of such notice by the Executive (the "DISABILITY EFFECTIVE DATE"), provided that, within the 30 days after such receipt, the Executive shall not have returned to full-time performance of the Executive's duties. For purposes of this Agreement, "DISABILITY" shall mean the absence of the Executive from the Executive's full-time duties with the Company for 180 consecutive calendar days as a result of incapacity due to mental or physical illness that is determined to be total and permanent by a physician selected by the Company or its insurers and acceptable to the Executive or the Executive's legal representative (such agreement as to acceptability not to be withheld unreasonably).

            (b) Cause. The Company may terminate the Executive's employment during the Employment Period for Cause. For purposes of this Agreement, "CAUSE" shall be determined by the Committee in exercise of good faith and reasonable judgment and shall mean (i) a material violation of Company policy or a material breach by the Executive of the Executive's obligations under Section 4(a) (other than as a result of incapacity due to physical or mental illness) that is demonstrably willful and deliberate on the Executive's part, committed


Executive Retention Agreement       Page 12
in bad faith or without reasonable belief that the action or inaction that constitutes such breach is in the best interests of the Company, and, if subject to being effectively remedied, is not remedied in a reasonable period of time after receipt of written notice from the Company specifying such breach or violation ("NOTE OF BREACH"); or (ii) the conviction of the Executive of a felony involving moral turpitude.

     If Company delivers a Notice of Breach to Executive describing the situation to be remedied and Executive fails to remedy such violation or breach within a reasonable period of time (as determined in the Notice of Breach), a Notice of Termination delivered to the Executive subsequent to the Notice of Breach shall become effective retroactively back to the date of delivery of the Notice of Breach to the Executive.

           (c) Good Reason. The Executive's employment may be terminated during the Employment Period by the Executive for Good Reason. For purposes of this Agreement, "GOOD REASON" shall mean, without the Executive's express written consent, the occurrence of any one or more of the following:

                  (i) the assignment to the Executive of any duties, authority or responsibilities materially inconsistent with the Executive's position (including status, offices, titles and reporting requirements), authority, duties or responsibilities with the most significant of those held, exercised or assigned at any time during the 90-day period immediately preceding the Effective Date (excluding those duties that are only for the purpose of effecting the Change of Control) or any other action by the Company that results in a diminution in such position, authority, duties or responsibilities, excluding for this purpose an isolated action that is insubstantial or inadvertent and that is remedied by the Company promptly after receipt of


Executive Retention Agreement       Page 13
notice thereof given by the Executive;

                  (ii) any failure by the Company to comply with any of the provisions of Section 4(b), other than an isolated failure that is insubstantial or inadvertent failure and that is remedied by the Company promptly after receipt of notice thereof given by the Executive;

                  (iii) the Company's requiring the Executive to be based at any office or location other than that described in Section 4(a)(i)(B); (iv) any purported termination by the Company of the Executive's employment otherwise than as expressly permitted by this Agreement; (v) any failure by the Company to obtain a satisfactory agreement from any successor to the Company to assume and agree to perform the Company's obligations under this Agreement, as contemplated in Section 11(c) herein;

                  (vi) the Company requiring the Executive to engage in excessive travel in comparison to travel required during the 90-day period immediately preceding the Effective Date; or

                  (vii) a substantial change in organizational reporting relationships as compared to the 90-day period immediately preceding the Effective Date that will have a significant impact on the status, offices, titles and reporting requirements of the Executive.

      The Executive's continued employment shall not constitute consent to, or a waiver of rights with respect to, any circumstance constituting Good Reason.

            (d) Notice of Termination. Any termination by the Company for Cause, or by the Executive for Good Reason, shall be communicated by Notice of Termination to the other party hereto given in accordance with Section 12(b). For purposes of this Agreement, a


Executive Retention Agreement       Page 14

"NOTICE OF TERMINATION" means a written notice that (i) indicates the specific termination provision in this Agreement relied upon, (ii) to the extent applicable sets forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Executive's employment under the provision so indicated and (iii) if the Date of Termination (as defined below) is other than the date of receipt of such notice, specifies the termination date of such notice. The failure by the Executive or the Company to set forth in the Notice of Termination any fact or circumstance that supports a showing of Good Reason or Cause shall not waive any right of the Executive or the Company hereunder or preclude the Executive or the Company from later asserting such fact or circumstance in enforcing the Executive's or the Company's rights hereunder. The Company may not terminate the Executive's employment for Cause after the Executive has delivered a Notice of Termination for Good Reason; nor may the Executive terminate employment with Company for Good Reason after Company has delivered a Notice of Termination to the Executive.

            (e) Date of Termination. "DATE OF TERMINATION" means (i) if the Executive's employment is terminated by the Company for Cause or by the Executive for Good Reason, the date of receipt of the Notice of Termination or any later date specified therein, as the case may be; (ii) if the Executive's employment is terminated by the Company other than for Cause or Disability, the date on which the Company notifies the Executive of such termination; and (iii) if the Executive's employment is terminated by reason of death or Disability, the date of death of the Executive or the Disability Effective Date, as the case may be.


Executive Retention Agreement       Page 15

      6. Obligations of the Company upon Termination.

            (a) Good Reason; Other than for Cause, Death or Disability. If, during the Employment Period, the Company shall terminate the Executive's employment other than for Cause or Disability or the Executive shall terminate employment for Good Reason:

                  (i) The Company shall pay to the Executive in a lump sum in cash within 30 days after the Date of Termination the aggregate of the following amounts:

                        A. The sum of (1) the Executive's Annual Base Salary through the Date of Termination to the extent not theretofore paid, (2) the product of (x) the Annual Bonus and (y) a fraction, the numerator of which is the number of days in the current fiscal year through the Date of Termination, and the denominator of which is 365 and (3) the Special Bonus, if due to the Executive pursuant to Section 4(b)(iii), to the extent not theretofore paid and
(4) any compensation previously deferred by the Executive (together with any accrued interest or earnings thereon) and any accrued vacation pay, in each case to the extent not theretofore paid (the sum of the amounts described in clauses
(1), (2), (3) and (4) shall be hereinafter referred to as the "ACCRUED OBLIGATIONS"); and

                        B. The amount (such amount shall be hereinafter referred to as the "SEVERANCE AMOUNT") equal to two times the sum of (x) the Executive's Annual Base Salary and (y) the Annual Bonus; provided, however, that if the Special Bonus has not been paid to the Executive, such amount shall be increased by the amount of the Special Bonus; and, provided further, that such amount shall be reduced by the present value (determined as provided in Section 280G(d)(4) of the Internal Revenue Code of 1986, as amended (the "CODE")) of any other amount of severance relating to salary or bonus continuation to be


Executive Retention Agreement       Page 16
received by the Executive upon termination of employment of the Executive under any severance plan, policy or arrangement of the Company; and

                        C. A separate lump-sum supplemental retirement benefit (the amount of such benefit shall be hereinafter referred to as the "SUPPLEMENTAL RETIREMENT AMOUNT") equal to the difference between (1) the amount payable under any Company retirement plan (or any successor plan thereto) (the "RETIREMENT PLAN"), of which the Executive was a participant, and any supplemental and/or excess retirement plan of the Company and its affiliated companies providing benefits for the Executive (the "SERP") that the Executive would receive if the Executive's employment continued at the compensation level provided for in Sections 4(b)(i) and 4(b)(ii) for the remainder of the Employment Period plus two years, assuming for this purpose that all accrued benefits are fully vested, and (2) the Executive's actual benefit (paid or payable), if any, under the Retirement Plan and the SERP; and

                  (ii) For the remainder of the Employment Period plus two years, or such longer period as any plan, program, practice or policy may provide, the Company shall continue benefits (or pay the pre-tax economic equivalent) to the Executive and/or the Executive's family at least equal to those which would have been provided to them in accordance with the plans, programs, practices and policies described in Sections 4(b)(v) and 4(b)(vii) if the Executive's employment had not been terminated in accordance with the most favorable plans, practices, programs or policies of the Company and its affiliated companies as in effect and applicable generally to other peer executives and their families during the 90- day period immediately preceding the Effective Date or, if more favorable to the Executive, as in


Executive Retention Agreement       Page 17
effect generally at any time thereafter with respect to other peer executives of the Company and its affiliated companies and their families, provided, however, that if the Executive becomes reemployed with another employer and is eligible to receive medical or other welfare benefits under another employer provided plan, the medical and other welfare benefits described herein shall be secondary to those provided under such other plan during such applicable period of eligibility (such continuation of such benefits for the applicable period herein set forth shall be hereinafter referred to as "WELFARE BENEFIT CONTINUATION". For purposes of determining eligibility of the Executive for retiree benefits pursuant to such plans, practices, programs and policies, the Executive shall be considered to have remained employed until the end of the Employment Period and to have retired on the last day of such period; and

                  (iii) To the extent not theretofore paid or provided, for the remainder of the Employment Period plus two years, or such longer period as any plan, program, practice or policy may provide, the Company shall timely pay or provide to the Executive and/or the Executive's family any other amounts or benefits (or the pre-tax economic equivalent) required to be paid or provided or which the Executive and/or the Executive's family is eligible to receive pursuant to this Agreement and under any plan, program, policy or practice or contract or agreement of the Company and its affiliated companies as in effect and applicable generally to other peer executives of the Company and its affiliated companies and their families during the 90-day period immediately preceding the Effective Date or, if more favorable to the Executive, as in effect generally thereafter with respect to other peer executives of the Company and its affiliated companies and their families (such other amounts and benefits shall be hereinafter referred to as the "OTHER BENEFITS").


Executive Retention Agreement       Page 18

            (b) Death. If the Executive's employment is terminated by reason of the Executive's death during, the Employment Period, this Agreement shall terminate without further obligations to the Executive's legal representatives under this Agreement, other than for (i) payment of Accrued Obligations (which shall be paid to the Executive's estate or beneficiary, as applicable, in a lump sum in cash within 30 days of the Date of Termination) and the timely payment or provision of the Welfare Benefit Continuation and Other Benefits (excluding, in each case, Death Benefits (as defined below)) and (ii) payment to the Executive's estate or beneficiary, as applicable, in a lump-sum in cash within 30 days of the Date of Termination of an amount equal to (A) the sum of the Severance Amount and the Supplemental Retirement Amount reduced, but not below zero, by (B) the present value (determined as provided in Section 280G(d)(4) of the Code) of any cash amount to be received by the Executive or the Executive's family as a death benefit pursuant to the terms of any plan, policy or arrangement of the Company and its affiliated companies, but not including any proceeds of life insurance covering the Executive to the extent paid for directly or on a contributory basis by the Executive (which shall be paid in any event as an Other Benefit) (the benefits included in this clause (B) shall be hereinafter referred to as the "DEATH BENEFITS").

            (c) Disability. If the Executive's employment is terminated by reason of the Executive's Disability during the Employment Period, this Agreement shall terminate without further obligations to the Executive, other than for (i) payment of Accrued Obligations (which shall be paid to the Executive in a lump sum in cash within 30 days of the Date of Termination) and the timely payment of provision of the Welfare Benefit Continuation and Other Benefits (excluding, in each case, Disability Benefits, as defined below) and
(ii) payment to the


Executive Retention Agreement       Page 19

Executive in a lump sum in cash within 30 days of the Date of Termination of an amount equal to (A) the sum of the Severance Amount and the Supplemental Retirement Amount reduced, but not below zero, by (B) the present value (determined as provided in Section 280G(d)(4) of the Code) of any cash amount to be received by the Executive as a disability benefit pursuant to the terms of any plan, policy or arrangement of the Company and its affiliated companies, but not including any proceeds of disability insurance covering the Executive to the extent paid for directly or on a contributory basis by the Executive (which shall be paid in any event as an Other Benefit) (the benefits included in this clause (B) shall be hereinafter referred to as the "DISABILITY BENEFITS").

            (d) Cause; Other than for Good Reason. If the Executive's employment shall be terminated for Cause during the Employment Period, this Agreement shall terminate without further obligations to the Executive other than the obligation to pay to the Executive Annual Base Salary through the Date of Termination plus the amount of any compensation previously deferred by the Executive, in each case to the extent theretofore unpaid. If the Executive terminates employment during the Employment Period, excluding a termination for Good Reason, this Agreement shall terminate without further obligations to the Executive, other than for Accrued Obligations and the timely payment or provision of Other Benefits. In such case, all Accrued Obligations shall be paid to the Executive in a lump sum in cash within 30 days of the Date of Termination.

      7. Non-exclusivity of Rights. Except as provided in Sections 6(a)(ii), 6(b) and 6(c), nothing in this Agreement shall prevent or limit the Executive's continuing or future participation in any plan, program, policy or practice provided by the Company or any of its


Executive Retention Agreement       Page 20
affiliated companies and for which the Executive may qualify, nor shall anything herein limit or otherwise affect such rights as the Executive may have under any contract or agreement with the Company or any of its affiliated companies. Amounts that are vested benefits or that the Executive is otherwise entitled to receive under any plan, policy, practice or program of or any contract or agreement with the Company or any of its affiliated companies at or subsequent to the Date of Termination shall be payable in accordance with such plan, policy, practice or program or contract or agreement except as explicitly modified by this Agreement.

      8. Full Settlement; Resolution of Disputes.

            (a) The Company's obligation to make the payments provided for in this Agreement and otherwise to perform its obligations hereunder shall not be affected by any set-off, counterclaim, recoupment, defense or other claim, right or action which the Company may have against the Executive or others. In no event shall the Executive be obligated to seek other employment or take any other action by way of mitigation of the amounts payable to the Executive under any of the provisions of this Agreement and, except as provided in Section 6(a)(ii), such amounts shall not be reduced if the Executive obtains other employment.

            (b) Parties recognize that there may be disputes between them as to whether the circumstances of the Executive's termination are covered by Section 6(a), (b) or (c) as the Executive and/or the Executive's family may contend or are covered by Section 6(d) as Company may contend. In the event of such a dispute, there may be a need for a binding ruling by a neutral decision maker. In such an event, the following shall apply:

                  (i) If the Executive delivers a Notice of Termination to Company based on Section 6(a), (b) or (c), Company must pay the benefits provided in Section 6 unless


Executive Retention Agreement       Page 21

Company commences arbitration to resolve the dispute within 30 days of the receipt of a Notice of Termination by the Executive. Failure to commence arbitration within the time stated is deemed an admission by Company of the Executive's reason for termination.

                  (ii) If Company delivers a Notice of Termination based on
Section 6(d), Executive and/or Executive's family must commence arbitration to dispute the terms of such termination. Failure to commence arbitration within 60 days of the receipt of a Notice of Termination from Company is deemed an admission by the Executive of termination pursuant to Section 6(d).

                  (iii) Arbitration shall be conducted before a panel of three
(3) arbitrators sitting in a location selected by the Executive within fifty
(50) miles from the location of his job with the Company, in accordance with the rules of the American Arbitration Association then in effect. One arbitrator shall be selected by the Company. One arbitrator shall be selected by the Executive. The third arbitrator shall be selected by the two arbitrators selected by the Company and the Executive. Judgment may be entered on the award of the arbitrators in any court having proper jurisdiction, and such shall constitute the final, nonappealable decision.

                  (iv) Company agrees to pay promptly as incurred, to the full extent permitted by law, all legal fees and expenses that the Executive may reasonably incur as a result of any contest by the Company, the Executive or others of the validity or enforceability of, or liability under, any provision of this Agreement or any guarantee of performance thereof (including as a result of any contest by the Executive about the amount of any payment pursuant to this Agreement), including all costs of arbitration, plus in each case interest on any


Executive Retention Agreement       Page 22
delayed payment at the applicable Federal rate provided for in Section 7872(f)(2)(A) of the Code.

                  (v) During the pendency of a dispute resolution, Company shall proceed to pay Annual Base Salary and Annual Bonus (referred to collectively as "CONTINUATION BENEFITS") to the Executive and/or the Executive's family or other beneficiaries, as the case may be, as though no such termination had occurred.

                        (A) If it is determined that the Executive's contention that Section 6(a), (b) or (c) was applicable, no portion of the Continuation Benefits will be recoverable by Company, nor shall any portion of such be credited towards the benefits due (per Section 6) to the Executive. If such a contention is not sustained by the arbitration panel, all Continuation Benefits are recoverable by Company, plus interest at the rate of interest that Company could have earned on amounts paid for such Continuation Benefits.

                        (B) If it is determined that Company's contention that Section 6(d) was applicable is found to be incorrect, none of the Continuation Benefits shall be credited to the benefits due (per Section 6) to the Executive. If, however, Company's contention that Section 6(d) was applicable is found to be correct, all amounts paid by Company as Continuation Benefits shall be recoverable from Executive plus interest at the rate of interest that Company could have earned on the amounts paid for such Continuation Benefits.

                        (C) If the Executive does not make payment of the Continuation Benefits and accrued interest due to Company within 60 days following the resolution of the dispute for any amounts recoverable by Company, interest (on the total amount due) shall be due at the lesser of:


Executive Retention Agreement       Page 23

                             (1) The rate published as the Prime Rate in the Wall Street Journal plus one percentage point on the date of receipt of the Notice of Termination; or

                             (2)  The maximum amount of interest allowed by law.

                  (D) If the Company does not pay any amount due to the Executive hereunder within the time provided, then in addition to such amount, Company shall pay Executive an amount of interest (on the total amount due) at the lesser of:

                        (1) The rate published as the Prime Rate in the Wall Street Journal plus one percentage point on the date such payment is due; or

                        (2)   The maximum amount of interest allowed by law.

      9. Limitation on Termination Payment.

            (a) Determination of Termination Payment Limit. Notwithstanding any other provision of this Agreement, if any portion of the Severance Amount or any other payment under this Agreement, or under any other agreement with or plan of the Company (in the aggregate "TOTAL PAYMENTS") would constitute an Excess Parachute Payment, then the payments to be made to the Executive under this Agreement shall be reduced such that the value of the aggregate Total Payments that the Executive is entitled to receive shall be one dollar ($1) less than the maximum amount which the Executive may receive without becoming subject to the tax imposed by Section 4999 of the Code, or which the Company may pay without loss of deduction under Section 280G(a) of the Code. However, the payments to be made to the Executive under this Agreement shall be reduced if and only if so reducing the


Executive Retention Agreement       Page 24
payments results in the Executive receiving a greater net Severance Amount than he would have received had a reduction not occurred and an excise tax been paid pursuant to Code Section 4999. For purposes of this Agreement, the terms "EXCESS PARACHUTE PAYMENT" and "PARACHUTE PAYMENTS" shall have the meanings assigned to them in Section 280G of the Code, and such Parachute Payments shall be valued as provided therein.

            (b) Procedure for Establishing Limitation on Termination Payment. Within sixty (60) days following delivery of the Notice of Termination or notice by the Company to the Executive of its belief that there is a payment or benefit due the Executive which will result in an "Excess Parachute Payment", the Executive and the Company, at the Company's expense, shall obtain the opinion of such legal counsel, which need not be unqualified, as the Executive may choose, which sets forth: (i) the amount of the Executive's "Annualized Includible Compensation For The Base Period" (as defined in Code Section 280G(d)(1)); (ii) the present value of the Total Payments; and (iii) the amount and present value of any Excess Parachute Payment. The opinion of such legal counsel may be supported by the opinion of a certified public accounting firm and, if necessary, a firm of recognized executive compensation consultants. Such opinion shall be binding upon the Company and the Executive. In the event that such opinion determines that there would be an Excess Parachute Payment, the Severance Amount hereunder or any other payment determined by such counsel to be includible in Total Payments shall be reduced or eliminated so that under the basis of calculations set forth in such opinion, there will be no Excess Parachute Payment. The provisions of this Section 9(b), including the calculations, notices, and opinion provided for herein shall be based upon the conclusive presumption that: (i) the compensation and benefits provided for herein; and (ii)


Executive Retention Agreement       Page 25
any other compensation earned prior to the Effective Date of termination by the Executive pursuant to the Company's compensation programs (if such payments would have been made in the future in any event, even though the timing of such payment is triggered by the Change-of-Control), are reasonable.

            (c) Subsequent Imposition of Excise Tax. If, notwithstanding compliance with the provisions of Sections 9(a), and 9(b) herein, it is ultimately determined by a court or pursuant to a final determination by the Internal Revenue Service that any portion of the Total Payments is considered to be a Parachute Payment, subject to excise tax under Section 4999 of the Code, which was not contemplated to be a Parachute Payment at the time of payment (so as to accurately determine whether a limitation benefit to the Executive, as provided in Section 9(b) hereof), the Executive shall be entitled to receive a lump sum cash payment sufficient to place the Executive in the same net after-tax position, computed by using the Special Tax Rate (as such term is defined below), that the Executive would have been in had such payment not been subject to such excise tax, and had the Executive not incurred any interest charges or penalties with respect to the imposition of such excise tax. For purposes of this Agreement, the "SPECIAL TAX RATE" shall be the highest effective federal and state marginal tax rates applicable to the Executive in the year in which the payment contemplated under this Section 9 is made.

      10. Confidential Information. The Executive shall hold in a fiduciary capacity for the benefit of the Company all secret or confidential information, knowledge or data relating to the Company or any of its affiliated companies, and their respective businesses, which shall have been obtained by the Executive during the Executive's employment by the Company or any of


Executive Retention Agreement       Page 26
its affiliated companies and which shall not be or have become public knowledge (other than by acts by the Executive or representatives of the Executive in violation of this Agreement). After termination of the Executive's employment with the Company, the Executive shall not, without the prior written consent of the Company or as may otherwise be required by law or legal process, communicate or divulge any such information, knowledge or data to anyone other than the Company and those designated by it. In no event shall an asserted violation of the provisions of this Section 10 constitute a basis for deferring or withholding any amounts otherwise payable to the Executive under this Agreement.

      11.   Successors.

            (a) This Agreement is personal to the Executive and without the prior written consent of the Company shall not be assignable by the Executive otherwise than by will or the laws of descent and distribution. This Agreement shall inure to the benefit of and be enforceable by the Executive's legal representatives.

            (b) This Agreement shall inure to the benefit of and be binding upon the Company and its successors and assigns.

            (c) The Company will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company to assume expressly and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place. As used in this Agreement, "COMPANY" shall mean the Company as hereinbefore defined and any successor to its business and/or assets as aforesaid that assumes and agrees to perform this Agreement by operation of law, or otherwise.


Executive Retention Agreement       Page 27

            (d) Failure of the Company to obtain such assumption and agreement prior to the effective date of any such succession shall be a breach of this Agreement and shall entitle the Executive to compensation from the Company in the same amount and on the same terms as the Executive would be entitled to hereunder if he had terminated his employment with the Company voluntarily for Good Reason. For the purpose of implementing the foregoing, the date on which any such succession becomes effective shall be deemed the Date of Termination.

      12.   Miscellaneous.

            (a) This Agreement shall be governed by and construed in accordance with the laws of the State of Texas, without reference to principles of conflict of laws. The captions of this Agreement are not part of the provisions hereof and shall have no force or effect. This Agreement may not be amended or modified otherwise than by a written agreement executed by the parties hereto or their respective successors and legal representatives.

            (b) All notices and other communications hereunder shall be in writing and shall be given by hand delivery to the other party or by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

     If to the Executive:
           David O. Corriveau
           15 Milford Place
           Dallas, TX   75230

     If to the Company:
           Dave & Buster's, Inc.
           2481 Manana Drive
           Dallas, TX   75220
     Attention:
           General Counsel

or to such other address as either party shall have furnished to the other in writing in


Executive Retention Agreement       Page 28
accordance herewith. Notice and communications shall be effective when actually received by the addressee.

            (c) The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

            (d) The Company may withhold from any amounts payable under this Agreement such Federal, state or local taxes as shall be required to be withheld pursuant to any applicable law or regulation.

            (e) The Executive's or the Company's failure to insist upon strict compliance with any provision hereof or any other provision of this Agreement or the failure to assert any right the Executive or the Company may have hereunder, including, without limitation, the right of the Executive to terminate employment for Good Reason pursuant to Section 5(c)(i)- (v), shall not be deemed to be a waiver of such provision or right or any other provision or right of this Agreement.

            (f) The Executive and the Company acknowledge that this Agreement is entered into at the same time as an agreement styled Employment Agreement between Executive and Company. Once this Agreement becomes effective upon a Change of Control, and until such time as it ceases to be effective, this Agreement shall have precedence over the Employment Agreement in defining the rights and duties of Executive and Company.

            (g) No provision of this Agreement may be modified, waived, or discharged unless such modification, waiver, or discharge is agreed to in writing and signed by the Executive and by an authorized member of the Committee, or by the respective parties' legal representatives and successors.


Executive Retention Agreement       Page 29

            (h) Simultaneously with the execution of this Agreement, the Company is executing that certain agreement styled "Dave & Buster's, Inc. Executive Retention Agreement Trust". The Company covenants with Executive to: (i) procure the execution by Wachovia Bank of North Carolina, N.A., as Trustee pursuant to such agreement; and (ii) make all payments required of the Company pursuant to such agreement.

     IN WITNESS WHEREOF, the Executive has hereunto set the Executive's hand and, pursuant to the authorization from its Committee, the Company has caused these presents to be executed in its name on its behalf, all as of the day and year first above written.




                             _______________________________________________
                             David O. Corriveau

                             Dave & Buster's, Inc.


                             By:    ________________________________________
                             Its:   ________________________________________


Executive Retention Agreement       Page 30